UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637 and 811-09739

Name of Fund: BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Core Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Large Cap Value Retirement Portfolio

   Master Large Cap Series LLC

Master Large Cap Core Portfolio

Master Large Cap Growth Portfolio

Master Large Cap Value Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series

Funds, Inc. and Master Large Cap Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2015

Date of reporting period: 09/30/2015

Item 1	– Report to Stockholders

SEPTEMBER 30, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Large Cap Series Funds, Inc.

▶   BlackRock Large Cap Core Fund

▶   BlackRock Large Cap Growth Fund

▶   BlackRock Large Cap Value Fund

▶   BlackRock Large Cap Value Retirement Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions were the overarching themes driving financial markets during the 12-month period ended September 30, 2015. U.S. economic growth was picking up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (the “Fed”) would eventually be inclined to raise short-term interest rates. International markets struggled even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, fueling a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks temporarily abated and the U.S. economy hit a soft patch amid a harsh winter and a west coast port strike. High valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia began to improve, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar posed another significant headwind for the asset class.

U.S. economic growth regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. These concerns abated when the Greek parliament passed a series of austerity and reform measures in July. But the market’s calm was short-lived. Signs of weakness in China’s economy sparked extreme levels of volatility in Chinese equities despite policymakers’ attempts to stabilize the market.

Higher volatility spread through markets globally in the third quarter as further evidence of deceleration in China stoked worries about overall global growth. Weakening demand caused oil prices to slide once again, igniting another steep sell-off in emerging markets. Global volatility spiked higher as investors speculated whether the Fed would raise rates at its September meeting. News that the rate hike had been postponed brought little relief in the markets as the central bank’s decision reinforced investors’ concerns about the state of the global economy. Global equities and high yield bonds broadly declined, while higher quality assets, including U.S. Treasury bonds, municipal bonds and investment grade credit benefited from investors seeking shelter amid global uncertainty.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.18)%	(0.61)%
U.S. small cap equities (Russell 2000® Index)	(11.55)	1.25
International equities (MSCI Europe, Australasia, Far East Index)	(9.68)	(8.66)
Emerging market equities (MSCI Emerging Markets Index)	(17.33)	(19.28)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.21)	6.03
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.47)	2.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.70	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(4.82)	(3.40)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2015	BlackRock Large Cap Core Fund

Investment Objective

BlackRock Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund, through its investment in Master Large Cap Core Portfolio (the “Portfolio”), underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•

At the sector level, information technology (“IT”) was the prime detractor from relative performance, largely owing to the Portfolio’s tilt toward enterprise hardware and compute-intensive semiconductor companies. Key names underperformed as the magnitude of PC unit weakness in the first half of 2015 was worse than anticipated, pressuring earnings and forward guidance of several holdings with PC exposure. Micron Technology Inc. was the leading individual detractor within the Portfolio for the 12-month period. The company’s underperformance was exacerbated by forecasted higher costs as the firm invests in product lines outside of the PC end market and begins manufacturing DRAM on the next technology node; the stock sold off sharply on the unexpected cost outlook and manufacturing execution concerns.

•

Financials was a second source of underperformance, in particular consumer finance and insurance, where the Portfolio had stock-specific disappointments in Discover Financial Services and Genworth Financial Inc., respectively. Discover Financial Services underperformed amid slowing credit card loan growth as a result of intensifying competition. Multi-line insurer Genworth Financial Inc. underperformed on higher than expected reserve charges related to its long-term care business; the position was eliminated from the Portfolio by the end of the reporting period. Elsewhere in the sector, the Portfolio’s underweight in real estate investment trusts (“REITs”) detracted as the industry was a haven during the market volatility.

•

The significant weakness in energy over the period impacted the Portfolio as well, notably through its weighting toward energy services companies whose stock prices tend to be correlated with the price of oil.

•	Relative performance was supported by strong selection in the health care sector, where the Portfolio’s tilt toward managed care proved especially advantageous. The companies consistently beat earnings expectations and raised guidance over the last year, while further benefiting from the summer’s favorable Supreme Court ruling concerning insurance subsidies under the Affordable Care Act, and more critically, the broader consolidation trend in the industry.

•

Additional contributions came from consumer staples, where Dr. Pepper Snapple Group Inc. and CVS Health Corp. were standouts. Dr. Pepper Snapple Group Inc. shares added on a higher earnings outlook for 2015 due to improved carbonated soft drink pricing in the United States. CVS Health Corp. outperformed on consistently strong earnings reports, market share gains (particularly in its pharmacy benefit management unit), and a robust business outlook.

•

Lastly, an emphasis on home-improvement retailers within consumer discretionary aided relative returns as the group demonstrated continued standout top-line performance in a broadly challenging retail environment. Lowe’s Companies Inc. was the top individual contributor within the Portfolio over the 12 months. The investment advisor remains positive on home-improvement retail fundamentals with the view that rising home values, improving employment trends and higher disposable income are likely to release pent-up demand for home remodel and repair activity.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Portfolio’s weightings in the consumer discretionary and consumer staples sectors increased. The allocations to health care and utilities also increased. The Portfolio’s weightings in energy and financials decreased, with declines in industrials and IT as well.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Portfolio ended the period with its largest sector overweights in IT, health care and consumer discretionary. Industrials, telecommunication services and utilities were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

BlackRock Large Cap Core Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among those that are, at the time of purchase, included in the Russell 1000® Index.

[3]

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended September 30, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(6.31)%	(1.25)%	N/A	12.33%	N/A	5.21%	N/A
Service	(6.51)	(1.61)	N/A	11.94	N/A	4.92	N/A
Investor A	(6.41)	(1.47)	(6.64)%	12.04	10.84%	4.95	4.39%
Investor B	(6.89)	(2.39)	(6.78)	11.09	10.83	4.27	4.27
Investor C	(6.87)	(2.29)	(3.27)	11.08	11.08	4.05	4.05
Class R	(6.58)	(1.76)	N/A	11.65	N/A	4.57	N/A
Russell 1000® Index	(6.72)	(0.61)	N/A	13.42	N/A	6.95	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$936.90	$4.22	$1,000.00	$1,020.71	$4.41	0.87%
Service	$1,000.00	$934.90	$5.87	$1,000.00	$1,019.00	$6.12	1.21%
Investor A	$1,000.00	$935.90	$5.53	$1,000.00	$1,019.35	$5.77	1.14%
Investor B	$1,000.00	$931.10	$9.54	$1,000.00	$1,015.19	$9.95	1.97%
Investor C	$1,000.00	$931.30	$9.54	$1,000.00	$1,015.19	$9.95	1.97%
Class R	$1,000.00	$982.40	$7.06	$1,000.00	$1,017.95	$7.18	1.42%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense table reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	5

Fund Summary as of September 30, 2015	BlackRock Large Cap Growth Fund

Investment Objective

BlackRock Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund, through its investment in Master Large Cap Growth Portfolio (the “Portfolio”), underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•

At the sector level, information technology (“IT”) was the prime detractor from relative performance, largely owing to the Portfolio’s tilt toward enterprise hardware and compute-intensive semiconductor companies. Key names underperformed as the magnitude of PC unit weakness in the first half of 2015 was worse than anticipated, pressuring earnings and forward guidance of several holdings with PC exposure. Micron Technology Inc. was the leading individual detractor within the Portfolio for the 12-month period. The company’s underperformance was exacerbated by forecasted higher costs as the firm invests in product lines outside of the PC end market and begins manufacturing DRAM on the next technology node; the stock sold off sharply on the unexpected cost outlook and manufacturing execution concerns.

•

The significant weakness in energy over the period also impacted the Portfolio, notably through its weighting toward energy services companies whose stock prices tend to be correlated with the price of oil.

•

Consumer discretionary and financials hindered relative performance as well. Within consumer discretionary, no exposure to internet & catalog retail names Amazon.com Inc. and Netflix Inc. hurt as the stocks surged in the period. Selection in hotels, restaurants & leisure and textiles, apparel & luxury goods also weighed on performance. Consumer finance holding Discover Financial Services had the greatest negative impact in financials. The stock underperformed amid slowing credit card loan growth as a result of intensifying competition. Absence in real estate investment trusts (“REITs”) also detracted in the sector as the industry was a haven during the market volatility.

•	Relative performance was supported by strong selection in the health care sector, where the Portfolio’s tilt toward managed care proved especially advantageous. The companies consistently beat earnings expectations and raised guidance over the last year, while further benefiting from the summer’s favorable Supreme Court ruling concerning insurance subsidies under the Affordable Care Act, and more critically, the broader consolidation trend in the industry.

•

Additional contributions came from the Portfolio’s emphasis on home-improvement retailers, which demonstrated continued standout top-line performance in a broadly challenging retail environment. Lowe’s Companies Inc. was the top individual contributor within the Portfolio over the 12 months. The investment advisor remains positive on home-improvement retail fundamentals with the view that rising home values, improving employment trends and higher disposable income are likely to release pent-up demand for home remodel and repair activity. Else-where, the Portfolio’s position in CVS Health Corp. added considerable value as the stock outperformed on consistently strong earnings reports, market share gains (particularly in its pharmacy benefit management unit), and a robust business outlook. Zero exposure to poor-performing International Business Machines Corp. also aided relative returns, as did limited exposure to materials (especially chemicals).

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Portfolio’s weightings in the consumer discretionary, health care and consumer staples sectors increased. The Portfolio’s weighting in energy considerably decreased, with declines in industrials and materials as well.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Growth Index, the Portfolio ended the period with its largest sector overweight in IT. Consumer staples was the most significant underweight, followed by industrials and telecommunication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

BlackRock Large Cap Growth Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among those that are, at the time of purchase, included in the Russell 1000® Growth Index.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(6.20)%	1.35%	N/A	13.26%	N/A	6.82%	N/A
Service	(6.30)	1.10	N/A	12.93	N/A	6.55	N/A
Investor A	(6.34)	1.11	(4.20)%	12.92	11.71%	6.49	5.92%
Investor B	(6.82)	0.14	(3.80)	11.96	11.70	5.82	5.82
Investor C	(6.73)	0.27	(0.61)	12.03	12.03	5.66	5.66
Class R	(6.47)	0.81	N/A	12.59	N/A	6.17	N/A
Russell 1000® Growth Index	(5.18)	3.17	N/A	14.47	N/A	8.09	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$ 938.00	$4.18	$1,000.00	$1,020.76	$4.36	0.86%
Service	$1,000.00	$ 937.00	$5.49	$1,000.00	$1,019.40	$5.72	1.13%
Investor A	$1,000.00	$ 936.60	$5.63	$1,000.00	$1,019.25	$5.87	1.16%
Investor B	$1,000.00	$ 931.80	$9.44	$1,000.00	$1,015.29	$9.85	1.95%
Investor C	$1,000.00	$ 932.70	$9.45	$1,000.00	$1,015.29	$9.85	1.95%
Class R	$1,000.00	$1,008.10	$7.05	$1,000.00	$1,018.05	$7.08	1.40%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense table reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	7

Fund Summary as of September 30, 2015	BlackRock Large Cap Value Fund

Investment Objective

BlackRock Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund, through its investment in Master Large Cap Value Portfolio (the “Portfolio”), outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

At the sector level, relative performance was supported most notably by strong stock selection in the health care sector, where the Portfolio’s tilt toward managed care proved especially advantageous. The companies consistently beat earnings expectations and raised guidance over the last year, while further benefiting from the summer’s favorable Supreme Court ruling concerning insurance subsidies under the Affordable Care Act, and more critically, the broader consolidation trend in the industry.

•

Additional contributions came from consumer discretionary and consumer staples. Within consumer discretionary, an emphasis on home-improvement retail aided relative returns as the group demonstrated continued standout top-line performance in a broadly challenging retail environment. Lowe’s Companies Inc. was the top individual contributor within the Portfolio over the 12 months. The investment advisor remains positive on home-improvement retail fundamentals with the view that rising home values, improving employment trends and higher disposable income are likely to release pent-up demand for home remodel and repair activity. Consumer staples outperformance was led by the Portfolio’s position in CVS Health Corp., which soared on consistently strong earnings reports, market share gains (particularly in its pharmacy benefit management unit), and a robust business outlook.

•

Energy was another source of strength, attributable to both the Portfolio’s underweight to the benchmark’s worst-performing names concentrated in exploration & production, and overweight to refining & marketing. The benefit of this positioning more than offset weakness resulting from the Portfolio’s overweight in energy services companies, which struggled amid the steep decline in the price of oil.

•	Conversely, financials was the prime detractor from relative performance in the annual period. The Portfolio’s underweight in real estate investment trusts (“REITs”) proved negative as the industry was a haven during the market volatility. Stock-specific disappointments in the consumer finance and insurance industries also weighed in the sector. Specifically, Discover Financial Services underperformed amid slowing credit card loan growth as a result of intensifying competition. Additionally, multi-line insurer Genworth Financial Inc. underperformed on higher than expected reserve charges related to its long-term care business; the position was eliminated from the Portfolio by the end of the reporting period.

•

Information technology (“IT”) was a second source of underperformance, largely owing to the Portfolio’s tilt toward enterprise hardware and compute-intensive semiconductor companies. Key names underperformed as the magnitude of PC unit weakness in the first half of 2015 was worse than anticipated, pressuring earnings and forward guidance of several holdings with PC exposure. Micron Technology Inc. was the leading individual detractor within the Portfolio for the 12-month period. The company’s underperformance was exacerbated by forecasted higher costs as the firm invests in product lines outside of the PC end market and begins manufacturing DRAM on the next technology node; the stock sold off sharply on the unexpected cost outlook and manufacturing execution concerns.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Portfolio’s weightings increased in the consumer discretionary and health care sectors. The allocation to utilities also increased. The Portfolio’s weightings in energy and IT decreased, with declines in industrials and financials as well.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Portfolio ended the period with its largest sector overweights in health care and consumer discretionary, followed by IT. Utilities and energy were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

BlackRock Large Cap Value Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among those that are, at the time of purchase, included in the Russell 1000® Value Index.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended September 30, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(6.13)%	(1.94)%	N/A	10.97%	N/A	4.32%	N/A
Service	(6.30)	(2.27)	N/A	10.66	N/A	4.06	N/A
Investor A	(6.30)	(2.23)	(7.36)%	10.65	9.46%	4.03	3.47%
Investor B	(6.67)	(3.09)	(7.46)	9.68	9.40	3.33	3.33
Investor C	(6.63)	(3.00)	(3.97)	9.76	9.76	3.19	3.19
Class R	(6.44)	(2.52)	N/A	10.32	N/A	3.72	N/A
Russell 1000® Value Index	(8.30)	(4.42)	N/A	12.29	N/A	5.71	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$938.70	$4.08	$1,000.00	$1,020.86	$4.26	0.84%
Service	$1,000.00	$937.00	$5.54	$1,000.00	$1,019.35	$5.77	1.14%
Investor A	$1,000.00	$937.00	$5.58	$1,000.00	$1,019.30	$5.82	1.15%
Investor B	$1,000.00	$933.30	$9.40	$1,000.00	$1,015.34	$9.80	1.94%
Investor C	$1,000.00	$933.70	$9.31	$1,000.00	$1,015.44	$9.70	1.92%
Class R	$1,000.00	$935.60	$6.84	$1,000.00	$1,018.00	$7.13	1.41%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense table reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	9

Fund Summary as of September 30, 2015	BlackRock Large Cap Value Retirement Portfolio

Investment Objective

BlackRock Large Cap Value Retirement Portfolio’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund, through its investment in Master Large Cap Value Portfolio (the “Portfolio”), outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

At the sector level, relative performance was supported most notably by strong stock selection in the health care sector, where the Portfolio’s tilt toward managed care proved especially advantageous. The companies consistently beat earnings expectations and raised guidance over the last year, while further benefiting from the summer’s favorable Supreme Court ruling concerning insurance subsidies under the Affordable Care Act, and more critically, the broader consolidation trend in the industry.

•

Additional contributions came from consumer discretionary and consumer staples. Within consumer discretionary, an emphasis on home-improvement retail aided relative returns as the group demonstrated continued standout top-line performance in a broadly challenging retail environment. Lowe’s Companies Inc. was the top individual contributor within the Portfolio over the 12 months. The investment advisor remains positive on home-improvement retail fundamentals with the view that rising home values, improving employment trends and higher disposable income are likely to release pent-up demand for home remodel and repair activity. Consumer staples outperformance was led by the Portfolio’s position in CVS Health Corp., which soared on consistently strong earnings reports, market share gains (particularly in its pharmacy benefit management unit), and a robust business outlook.

•

Energy was another source of strength, attributable to both the Portfolio’s underweight to the benchmark’s worst-performing names concentrated in exploration & production, and overweight to refining & marketing. The benefit of this positioning more than offset weakness resulting from the Portfolio’s overweight in energy services companies, which struggled amid the steep decline in the price of oil.

•	Conversely, financials was the prime detractor from relative performance in the annual period. The Portfolio’s underweight in real estate investment trusts (“REITs”) proved negative as the industry was a haven during the market volatility. Stock-specific disappointments in the consumer finance and insurance industries also weighed in the sector. Specifically, Discover Financial Services underperformed amid slowing credit card loan growth as a result of intensifying competition. Additionally, multi-line insurer Genworth Financial Inc. underperformed on higher than expected reserve charges related to its long-term care business; the position was eliminated from the Portfolio by the end of the reporting period.

•

Information technology (“IT”) was a second source of underperformance, largely owing to the Portfolio’s tilt toward enterprise hardware and compute-intensive semiconductor companies. Key names underperformed as the magnitude of PC unit weakness in the first half of 2015 was worse than anticipated, pressuring earnings and forward guidance of several holdings with PC exposure. Micron Technology Inc. was the leading individual detractor within the Portfolio for the 12-month period. The company’s underperformance was exacerbated by forecasted higher costs as the firm invests in product lines outside of the PC end market and begins manufacturing DRAM on the next technology node; the stock sold off sharply on the unexpected cost outlook and manufacturing execution concerns.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Portfolio’s weightings increased in the consumer discretionary and health care sectors. The allocation to utilities also increased. The Portfolio’s weightings in energy and IT decreased, with declines in industrials and financials as well.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Portfolio ended the period with its largest sector overweights in health care and consumer discretionary, followed by IT. Utilities and energy were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

BlackRock Large Cap Value Retirement Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among those that are, at the time of purchase, included in the Russell 1000® Value Index.

[3]	On September 1, 2015, all issued and outstanding of the Fund’s Class K Shares were redesignated as Institutional Shares.

[4]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2015
		Average Annual Total Returns[6]
	6-Month Total Returns	1 Year	5 Years	Since Inception[7]
Institutional	(6.10)%	(1.80)%	11.26%	3.32%
Russell 1000® Value Index	(8.30)	(4.42)	12.29	4.74

[6]	See “About Fund Performance” on page 12 for a detailed description of the share class, including any related sales charges and fees.

[7]	The Fund commenced operations on January 3, 2008.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[9]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional[8]	$1,000.00	$939.00	$3.26	$1,000.00	$1,021.71	$3.40	0.67%

[8]	On September 1, 2015, all issued and outstanding of the Fund’s Class K Shares were redesignated as Institutional Shares.

[9]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense example reflects the net expenses of both the Fund and the Portfolio in which it invests.

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	11

About Fund Performance	BlackRock Large Cap Series Funds, Inc.

•

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. On September 1, 2015, all issued and outstanding BlackRock Large Cap Value Retirement Portfolio’s Class K Shares were redesignated as Institutional Shares.

•

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to certain eligible investors. Service Share performance results for BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund, prior to October 2, 2006, and for BlackRock Large Cap Core Fund, prior to September 24, 2007, are those of the applicable Fund’s Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“the Administrator”), the administrator of BlackRock Large Cap Core Fund and BlackRock Large Cap Value Retirement Portfolio, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Administrator is under no obligation to waive and/or reimburse or continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 3 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including administration, service and distribution fees, including 12b-1 fees, and other fund expenses. The expense examples shown on previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2015 and held through September 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples on the previous pages provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

Master Large Cap Growth Portfolio (the “Portfolio”) may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Portfolio’s investment in these instruments are discussed in detail in the Notes to Financial Statements.

12	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Statements of Assets and Liabilities	BlackRock Large Cap Series Funds, Inc.

September 30, 2015	BlackRock Large Cap Core Fund	BlackRock Large Cap Growth Fund	BlackRock Large Cap Value Fund	BlackRock Large Cap Value Retirement Portfolio

Assets

Investments at value — from the applicable Portfolio[1]	$1,610,242,864	$1,083,367,584	$681,703,997	$155,324,540
Receivables:
Capital shares sold	737,003	814,670	383,589	81,958
From the administrator	105,628	231,946	—	27,810
Withdrawals from the Portfolio	1,094,479	493,149	598,163	—
Prepaid expenses	39,672	20,556	9,528	18,126

Total assets	1,612,219,646	1,084,927,905	682,695,277	155,452,434

Liabilities
Payables:
Administration fees	338,597	227,443	113,782	—
Capital shares redeemed	1,831,482	1,307,819	981,752	57,000
Contributions to the Portfolio	—	—	—	24,958
Officer’s fees	1,128	709	515	102
Other accrued expenses	4,151	4,211	3,697	1,551
Other affiliates	51,714	79,582	41,969	253
Printing fees	21,697	14,807	12,863	4,311
Professional fees	25,121	16,098	19,097	2,199
Service and distribution fees	481,594	282,673	226,746	—
Transfer agent fees	780,160	349,907	337,576	39,476

Total liabilities	3,535,644	2,283,249	1,737,997	129,850

Net Assets	$1,608,684,002	$1,082,644,656	$680,957,280	$155,322,584

Net Assets Consist of
Paid-in capital	$1,297,201,123	$826,802,364	$1,110,173,540	$131,704,414
Undistributed net investment income	5,907,454	1,810,482	4,294,918	1,606,798
Accumulated net realized gain (loss) allocated from the Portfolio	26,398,487	45,441,283	(574,495,766)	18,124,887
Net unrealized appreciation (depreciation) allocated from the Portfolio	279,176,938	208,590,527	140,984,588	3,886,485

Net Assets	$1,608,684,002	$1,082,644,656	$680,957,280	$155,322,584

[1] Investments at cost	$1,331,065,926	$874,777,057	$540,719,409	$151,438,055

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	13

Statements of Assets and Liabilities (concluded)	BlackRock Large Cap Series Funds, Inc.

September 30, 2015	BlackRock Large Cap Core Fund	BlackRock Large Cap Growth Fund	BlackRock Large Cap Value Fund	BlackRock Large Cap Value Retirement Portfolio

Net Asset Value
Institutional[2]
Net assets	$458,589,420	$341,606,343	$162,376,396	$155,322,584

Shares outstanding, $0.10 par value[3]	26,411,242	25,377,529	7,525,267	8,335,034

Net asset value	$17.36	$13.46	$21.58	$18.63

Service
Net assets	$1,084,708	$1,577,356	$11,930,809	—

Shares outstanding, $0.10 par value[4]	62,982	117,808	557,446	—

Net asset value	$17.22	$13.39	$21.40	—

Investor A
Net assets	$750,260,043	$524,114,352	$297,652,737	—

Shares outstanding, $0.10 par value[5]	44,326,251	40,798,744	14,082,131	—

Net asset value	$16.93	$12.85	$21.14	—

Investor B
Net assets	$5,946,287	$1,263,255	$2,602,680	—

Shares outstanding, $0.10 par value[6]	382,434	111,357	131,899	—

Net asset value	$15.55	$11.34	$19.73	—

Investor C
Net assets	$356,391,475	$192,804,391	$171,843,664	—

Shares outstanding, $0.10 par value[7]	23,243,380	17,170,928	8,781,981	—

Net asset value	$15.33	$11.23	$19.57	—

Class R
Net assets	$36,412,069	$21,278,959	$34,550,994	—

Shares outstanding, $0.10 par value[8]	2,250,505	1,751,569	1,699,279	—

Net asset value	$16.18	$12.15	$20.33	—

[2] On September 1, 2015, all issued and outstanding BlackRock Large Cap Value Retirement Portfolio’s Class K Shares were redesignated as Institutional Shares.
[3] Shares Authorized — Institutional	400 million	100 million	400 million	200 million
[4] Shares Authorized — Service	50 million	50 million	50 million	—
[5] Shares Authorized — Investor A	300 million	100 million	400 million	—
[6] Shares Authorized — Investor B	200 million	200 million	200 million	—
[7] Shares Authorized — Investor C	400 million	100 million	400 million	—
[8] Shares Authorized — Class R	200 million	200 million	200 million	—

See Notes to Financial Statements.

14	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Statements of Operations	BlackRock Large Cap Series Funds, Inc.

Year Ended September 30, 2015	BlackRock Large Cap Core Fund	BlackRock Large Cap Growth Fund	BlackRock Large Cap Value Fund	BlackRock Large Cap Value Retirement Portfolio

Investment Income
Net investment income allocated from the applicable Portfolio:
Dividends — unaffiliated	$28,258,678	$16,305,466	$14,544,033	$3,139,946
Dividends — affiliated	28,351	22,945	8,859	1,916
Securities lending — affiliated — net	29,579	142,933	19,825	4,384
Foreign taxes withheld	(229,878)	(129,159)	(110,768)	(23,973)
Expenses	(8,829,290)	(6,321,132)	(4,172,294)	(898,815)
Fees waived	33,943	36,125	11,403	2,482

Total income	19,291,383	10,057,178	10,301,058	2,225,940

Fund Expenses
Administration	4,417,401	2,963,889	1,942,271	—
Service — Service	2,868	4,559	33,552	—
Service — Investor A	2,064,128	1,392,446	841,328	—
Service and distribution — Investor B	97,719	22,410	47,283	—
Service and distribution — Investor C	3,979,395	2,079,551	1,994,304	—
Service and distribution — Class R	203,401	117,920	202,011	—
Transfer agent — Institutional[1]	522,811	504,931	190,446	156,408
Transfer agent — Service	2,209	2,571	19,651	—
Transfer agent — Investor A	1,755,012	1,030,278	557,784	—
Transfer agent — Investor B	70,505	5,710	12,113	—
Transfer agent — Investor C	787,794	408,851	357,277	—
Transfer agent — Class R	69,447	39,396	70,692	—
Registration	143,336	50,942	33,430	66,132
Printing	67,943	45,300	35,800	10,665
Professional	55,086	43,350	40,892	52,369
Officer	1,242	784	555	113
Miscellaneous	18,264	16,682	15,186	5,636

Total expenses	14,258,561	8,729,570	6,394,575	291,323
Less:
Fees waived and/or reimbursed by the administrator	—	—	(388,454)	—
Transfer agent fees reimbursed — Institutional[1]	—	(127,707)	—	(66,131)
Transfer agent fees reimbursed — Service	—	(232)	—	—
Transfer agent fees reimbursed — Investor A	(714,826)	(231,612)	—	—
Transfer agent fees reimbursed — Investor B	(50,036)	(618)	—	—
Transfer agent fees reimbursed — Investor C	—	(51,055)	—	—
Transfer agent fees reimbursed — Investor R	—	(5,005)	—	—

Total expenses after fees waived and/or reimbursed	13,493,699	8,313,341	6,006,121	225,192

Net investment income	5,797,684	1,743,837	4,294,937	2,000,748

Realized and Unrealized Gain (Loss) Allocated from the Applicable Portfolio
Net realized gain from financial futures contracts and investments	106,732,791	59,523,289	63,381,294	9,220,682
Net change in unrealized appreciation (depreciation) on investments	(134,894,776)	(46,726,026)	(80,328,628)	(13,808,045)

Total realized and unrealized gain (loss)	(28,161,985)	12,797,263	(16,947,334)	(4,587,363)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(22,364,301)	$14,541,100	$(12,652,397)	$(2,586,615)

[1]	On September 1, 2015, all issued and outstanding BlackRock Large Cap Value Retirement Portfolio’s Class K Shares were redesignated as Institutional Shares.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	15

Statements of Changes in Net Assets	BlackRock Large Cap Series Funds, Inc.

	BlackRock Large Cap Core Fund		BlackRock Large Cap Growth Fund
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income	$5,797,684	$5,525,645	$1,743,837	$1,846,539
Net realized gain	106,732,791	271,483,709	59,523,289	130,795,032
Net change in unrealized appreciation (depreciation)	(134,894,776)	22,348,388	(46,726,026)	70,848,709

Net increase (decrease) in net assets resulting from operations	(22,364,301)	299,357,742	14,541,100	203,490,280

Distributions to Shareholders From[1]
Net investment income:
Institutional	(2,772,492)	—	(970,748)	(500,033)
Service	(3,118)	—	(1,738)	—
Investor A	(2,750,357)	—	(372,889)	—
Investor C	(24)	—	—	—
Net realized gain:
Institutional	—	—	(44,583,980)	(27,649,167)
Service	—	—	(221,822)	(102,614)
Investor A	—	—	(63,450,782)	(32,072,876)
Investor B	—	—	(339,605)	(303,232)
Investor C	—	—	(25,959,863)	(12,861,838)
Class R	—	—	(2,951,170)	(1,731,807)

Decrease in net assets resulting from distributions to shareholders	(5,525,991)	—	(138,852,597)	(75,221,567)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(129,587,233)	(230,046,220)	96,763,011	18,950,966

Net Assets
Total increase (decrease) in net assets	(157,477,525)	69,311,522	(27,548,486)	147,219,679
Beginning of year	1,766,161,527	1,696,850,005	1,110,193,142	962,973,463

End of year	$1,608,684,002	$1,766,161,527	$1,082,644,656	$1,110,193,142

Undistributed net investment income, end of year	$5,907,454	$5,525,645	$1,810,482	$1,346,506

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

16	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Statements of Changes in Net Assets (concluded)	BlackRock Large Cap Series Funds, Inc.

	BlackRock Large Cap Value Fund		BlackRock Large Cap Value Retirement Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income	$4,294,937	$5,196,499	$2,000,748	$1,918,608
Net realized gain	63,381,294	116,448,502	9,220,682	17,046,326
Net change in unrealized appreciation (depreciation)	(80,328,628)	16,911,264	(13,808,045)	6,116,167

Net increase (decrease) in net assets resulting from operations	(12,652,397)	138,556,265	(2,586,615)	25,081,101

Distributions to Shareholders From[1]
Net investment income:
Institutional[2]	(2,056,551)	—	(1,916,633)	(1,008,006)
Service	(108,934)	—	—	—
Investor A	(2,671,957)	—	—	—
Investor C	(143,899)	—	—	—
Class R	(215,177)	—	—	—
Net realized gains:
Institutional[2]	—	—	(16,604,930)	(6,968,371)

Decrease in net assets resulting from distributions to shareholders	(5,196,518)	—	(18,521,563)	(7,976,377)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(106,811,342)	(153,437,496)	16,565,845	8,838,873

Net Assets
Total increase (decrease) in net assets	(124,660,257)	(14,881,231)	(4,542,333)	25,943,597
Beginning of year	805,617,537	820,498,768	159,864,917	133,921,320

End of year	$680,957,280	$805,617,537	$155,322,584	$159,864,917

Undistributed net investment income, end of year	$4,294,918	$5,196,499	$1,606,798	$1,469,589

1	Distributions for annual periods determined in accordance with federal income tax regulations.

2	On September 1, 2015, all issued and outstanding BlackRock Large Cap Value Retirement Portfolio’s Class K Shares were redesignated as Institutional Shares.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	17

Financial Highlights	BlackRock Large Cap Core Fund

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$17.68	$14.85	$12.64	$9.84	$10.11

Net investment income[1]	0.13	0.12	0.12	0.16	0.07
Net realized and unrealized gain (loss)	(0.35)	2.71	2.36	2.73	(0.28)

Net increase (decrease) from investment operations	(0.22)	2.83	2.48	2.89	(0.21)

Distributions from net investment income[2]	(0.10)	—	(0.27)	(0.09)	(0.06)

Net asset value, end of year	$17.36	$17.68	$14.85	$12.64	$9.84

Total Return[3]
Based on net asset value	(1.25)%	19.06%	20.00%	29.55%	(2.16)%

Ratios to Average Net Assets[4]
Total expenses	0.87%[5]	0.88%[5]	0.88%[5]	0.77%[5,6]	1.05%[5]

Total expenses after fees waived and/or reimbursed	0.87%[5]	0.87%[5]	0.88%[5]	0.77%[5,6]	1.05%[5]

Net investment income	0.72%[5]	0.70%[5]	0.90%[5]	1.41%[5,6]	0.58%[5]

Supplemental Data
Net assets, end of year (000)	$458,589	$503,035	$527,236	$513,245	$489,847

Portfolio turnover rate of the Portfolio	41%	40%	50%	128%	129%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[6]

Includes a non-recurring expense adjustment, which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income. Excluding this adjustment, the ratios would have been 0.90%, 0.90% and 1.28%, respectively.

See Notes to Financial Statements.

18	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Service
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$17.55	$14.78	$12.39	$9.60	$9.89

Net investment income[1]	0.07	0.06	0.07	0.11	0.04
Net realized and unrealized gain (loss)	(0.35)	2.71	2.33	2.68	(0.27)

Net increase (decrease) from investment operations	(0.28)	2.77	2.40	2.79	(0.23)

Distributions from net investment income[2]	(0.05)	—	(0.01)	—	(0.06)

Net asset value, end of year	$17.22	$17.55	$14.78	$12.39	$9.60

Total Return[3]
Based on net asset value	(1.61)%	18.74%	19.42%	29.06%	(2.41)%

Ratios to Average Net Assets[4]
Total expenses	1.21%[5]	1.20%[5]	1.20%[5]	1.05%[5]	1.25%[5]

Total expenses after fees waived and/or reimbursed	1.21%[5]	1.20%[5]	1.20%[5]	1.05%[5]	1.25%[5]

Net investment income	0.39%[5]	0.38%[5]	0.55%[5]	0.96%[5]	0.39%[5]

Supplemental Data
Net assets, end of year (000)	$1,085	$1,096	$968	$1,578	$270

Portfolio turnover rate of the Portfolio	41%	40%	50%	128%	129%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	19

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$17.24	$14.52	$12.34	$9.61	$9.88

Net investment income[1]	0.08	0.07	0.09	0.12	0.06
Net realized and unrealized gain (loss)	(0.33)	2.65	2.30	2.65	(0.28)

Net increase (decrease) from investment operations	(0.25)	2.72	2.39	2.77	(0.22)

Distributions from net investment income[2]	(0.06)	—	(0.21)	(0.04)	(0.05)

Net asset value, end of year	$16.93	$17.24	$14.52	$12.34	$9.61

Total Return[3]
Based on net asset value	(1.47)%	18.73%	19.71%	28.96%	(2.24)%

Ratios to Average Net Assets[4]
Total expenses	1.23%[5]	1.24%[5]	1.26%[5]	1.28%[5]	1.23%[5]

Total expenses after fees waived and/or reimbursed	1.14%[5]	1.14%[5]	1.14%[5]	1.14%[5]	1.14%[5]

Net investment income	0.45%[5]	0.44%[5]	0.65%[5]	1.04%[5]	0.48%[5]

Supplemental Data
Net assets, end of year (000)	$750,260	$810,944	$732,669	$696,484	$634,822

Portfolio turnover rate of the Portfolio	41%	40%	50%	128%	129%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

20	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Investor B
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.93	$13.52	$11.43	$8.93	$9.22

Net investment income (loss)[1]	(0.07)	(0.06)	(0.02)	0.03	(0.04)
Net realized and unrealized gain (loss)	(0.31)	2.47	2.15	2.47	(0.25)

Net increase (decrease) from investment operations	(0.38)	2.41	2.13	2.50	(0.29)

Distributions from net investment income[2]	—	—	(0.04)	—	—

Net asset value, end of year	$15.55	$15.93	$13.52	$11.43	$8.93

Total Return[3]
Based on net asset value	(2.39)%	17.83%	18.65%	28.00%	(3.15)%

Ratios to Average Net Assets[4]
Total expenses	2.48%[5]	2.29%[5]	2.30%[5]	2.18%[5]	2.14%[5]

Total expenses after fees waived and/or reimbursed	1.97%[5]	1.97%[5]	1.97%[5]	1.96%[5]	1.97%[5]

Net investment income (loss)	(0.41)%[5]	(0.39)%[5]	(0.15)%[5]	0.24%[5]	(0.34)%[5]

Supplemental Data
Net assets, end of year (000)	$5,946	$13,359	$21,835	$33,719	$47,836

Portfolio turnover rate of the Portfolio	41%	40%	50%	128%	129%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	21

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.69	$13.32	$11.31	$8.85	$9.13

Net investment income (loss)[1]	(0.06)	(0.06)	(0.03)	0.02	(0.04)
Net realized and unrealized gain (loss)	(0.30)	2.43	2.12	2.44	(0.24)

Net increase (decrease) from investment operations	(0.36)	2.37	2.09	2.46	(0.28)

Distributions from net investment income[2]	(0.00)[3]	—	(0.08)	—	—

Net asset value, end of year	$15.33	$15.69	$13.32	$11.31	$8.85

Total Return[4]
Based on net asset value	(2.29)%	17.79%	18.62%	27.80%	(3.07)%

Ratios to Average Net Assets[5]
Total expenses	1.96%[6]	1.97%[6]	2.01%[6]	1.97%[6,7]	2.00%[6]

Total expenses after fees waived and/or reimbursed	1.96%[6]	1.97%[6]	2.01%[6]	1.97%[6,7]	2.00%[6]

Net investment income (loss)	(0.37)%[6]	(0.39)%[6]	(0.22)%[6]	0.22%[6,7]	(0.38)%[6]

Supplemental Data
Net assets, end of year (000)	$356,391	$394,765	$369,812	$363,613	$393,172

Portfolio turnover rate of the Portfolio	41%	40%	50%	128%	129%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]

Includes a non-recurring expense adjustment, which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income. Excluding this adjustment, the ratios would have been 2.05%, 2.05% and 0.14%, respectively.

See Notes to Financial Statements.

22	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Financial Highlights (concluded)	BlackRock Large Cap Core Fund

	Class R
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$16.47	$13.91	$11.81	$9.19	$9.46

Net investment income[1]	0.03	0.02	0.04	0.07	0.01
Net realized and unrealized gain (loss)	(0.32)	2.54	2.21	2.55	(0.26)

Net increase (decrease) from investment operations	(0.29)	2.56	2.25	2.62	(0.25)

Distributions from net investment income[2]	—	—	(0.15)	—	(0.02)

Net asset value, end of year	$16.18	$16.47	$13.91	$11.81	$9.19

Total Return[3]
Based on net asset value	(1.76)%	18.40%	19.26%	28.51%	(2.68)%

Ratios to Average Net Assets[4]
Total expenses	1.44%[5]	1.43%[5]	1.48%[5]	1.53%[5]	1.51%[5]

Total expenses after fees waived and/or reimbursed	1.43%[5]	1.43%[5]	1.48%[5]	1.53%[5]	1.51%[5]

Net investment income	0.15%[5]	0.15%[5]	0.32%[5]	0.66%[5]	0.12%[5]

Supplemental Data
Net assets, end of year (000)	$36,412	$42,962	$44,330	$48,790	$49,665

Portfolio turnover rate of the Portfolio	41%	40%	50%	128%	129%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	23

Financial Highlights	BlackRock Large Cap Growth Fund

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$15.02	$13.32	$12.50	$9.57	$9.54

Net investment income[1]	0.07	0.07	0.10	0.14	0.06
Net realized and unrealized gain (loss)	0.17	2.63	1.65	2.83	(0.03)

Net increase from investment operations	0.24	2.70	1.75	2.97	0.03

Distributions from:[2]
Net investment income	(0.04)	(0.02)	(0.24)	(0.04)	—
Net realized gain	(1.76)	(0.98)	(0.69)	—	—

Total distributions	(1.80)	(1.00)	(0.93)	(0.04)	—

Net asset value, end of year	$13.46	$15.02	$13.32	$12.50	$9.57

Total Return[3]
Based on net asset value	1.35%	21.16%	15.33%	31.16%	0.31%

Ratios to Average Net Assets[4]
Total expenses	0.93%[5]	0.94%[5]	0.96%[5]	0.97%[5]	0.96%[5]

Total expenses after fees waived and/or reimbursed	0.89%[5]	0.94%[5]	0.96%[5]	0.97%[5]	0.96%[5]

Net investment income	0.49%[5]	0.50%[5]	0.81%[5]	1.19%[5]	0.52%[5]

Supplemental Data
Net assets, end of year (000)	$341,606	$369,854	$311,127	$267,083	$300,111

Portfolio turnover rate of the Portfolio	41%	49%	54%	132%	169%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

24	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Service
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$14.96	$13.18	$12.38	$9.48	$9.47

Net investment income[1]	0.03	0.03	0.07	0.09	0.03
Net realized and unrealized gain (loss)	0.17	2.60	1.62	2.82	(0.02)

Net increase from investment operations	0.20	2.63	1.69	2.91	0.01

Distributions from:[2]
Net investment income	(0.01)	—	(0.20)	(0.01)	—
Net realized gain	(1.76)	(0.85)	(0.69)	—	—

Total distributions	(1.77)	(0.85)	(0.89)	(0.01)	—

Net asset value, end of year	$13.39	$14.96	$13.18	$12.38	$9.48

Total Return[3]
Based on net asset value	1.10%	20.77%	14.98%	30.67%	0.11%

Ratios to Average Net Assets[4]
Total expenses	1.19%[5]	1.24%[5]	1.23%[5]	1.33%[5]	1.16%[5]

Total expenses after fees waived and/or reimbursed	1.17%[5]	1.24%[5]	1.23%[5]	1.33%[5]	1.16%[5]

Net investment income	0.20%[5]	0.19%[5]	0.62%[5]	0.81%[5]	0.29%[5]

Supplemental Data
Net assets, end of year (000)	$1,577	$1,912	$1,624	$11,865	$10,734

Portfolio turnover rate of the Portfolio	41%	49%	54%	132%	169%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	25

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$14.42	$12.82	$12.09	$9.26	$9.26

Net investment income[1]	0.03	0.03	0.06	0.10	0.02
Net realized and unrealized gain (loss)	0.17	2.52	1.58	2.75	(0.02)

Net increase from investment operations	0.20	2.55	1.64	2.85	—

Distributions from:[2]
Net investment income	(0.01)	—	(0.22)	(0.02)	—
Net realized gain	(1.76)	(0.95)	(0.69)	—	—

Total distributions	(1.77)	(0.95)	(0.91)	(0.02)	—

Net asset value, end of year	$12.85	$14.42	$12.82	$12.09	$9.26

Total Return[3]
Based on net asset value	1.11%	20.82%	14.90%	30.78%	0.00%

Ratios to Average Net Assets[4]
Total expenses	1.23%[5]	1.23%[5]	1.25%[5]	1.26%[5]	1.27%[5]

Total expenses after fees waived and/or reimbursed	1.19%[5]	1.23%[5]	1.25%[5]	1.26%[5]	1.27%[5]

Net investment income	0.19%[5]	0.20%[5]	0.54%[5]	0.90%[5]	0.21%[5]

Supplemental Data
Net assets, end of year (000)	$524,114	$518,858	$449,729	$405,154	$318,230

Portfolio turnover rate of the Portfolio	41%	49%	54%	132%	169%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

26	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Investor B
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$12.94	$11.56	$10.96	$8.45	$8.52

Net investment loss[1]	(0.08)	(0.07)	(0.03)	(0.00)[2]	(0.06)
Net realized and unrealized gain (loss)	0.15	2.27	1.42	2.51	(0.01)

Net increase (decrease) from investment operations	0.07	2.20	1.39	2.51	(0.07)

Distributions from:[3]
Net investment income	—	—	(0.10)	—	—
Net realized gain	(1.67)	(0.82)	(0.69)	—	—

Total distributions	(1.67)	(0.82)	(0.79)	—	—

Net asset value, end of year	$11.34	$12.94	$11.56	$10.96	$8.45

Total Return[4]
Based on net asset value	0.14%	19.87%	13.92%	29.70%	(0.82)%

Ratios to Average Net Assets[5]
Total expenses	2.05%[6]	2.04%[6]	2.14%[6]	2.13%[6]	2.08%[6]

Total expenses after fees waived and/or reimbursed	2.02%[6]	2.03%[6]	2.14%[6]	2.13%[6]	2.08%[6]

Net investment loss	(0.68)%[6]	(0.60)%[6]	(0.30)%[6]	(0.01)%[6]	(0.61)%[6]

Supplemental Data
Net assets, end of year (000)	$1,263	$2,771	$4,656	$7,826	$10,372

Portfolio turnover rate of the Portfolio	41%	49%	54%	132%	169%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	27

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$12.85	$11.52	$10.95	$8.44	$8.51

Net investment income (loss)[1]	(0.07)	(0.07)	(0.03)	0.01	(0.06)
Net realized and unrealized gain (loss)	0.15	2.27	1.42	2.50	(0.01)

Net increase (decrease) from investment operations	0.08	2.20	1.39	2.51	(0.07)

Distributions from:[2]
Net investment income	—	—	(0.13)	—	—
Net realized gain	(1.70)	(0.87)	(0.69)	—	—

Total distributions	(1.70)	(0.87)	(0.82)	—	—

Net asset value, end of year	$11.23	$12.85	$11.52	$10.95	$8.44

Total Return[3]
Based on net asset value	0.27%	19.96%	14.02%	29.74%	(0.82)%

Ratios to Average Net Assets[4]
Total expenses	1.99%[5]	2.00%[5]	2.04%[5]	2.07%[5]	2.05%[5]

Total expenses after fees waived and/or reimbursed	1.97%[5]	2.00%[5]	2.04%[5]	2.07%[5]	2.05%[5]

Net investment income (loss)	(0.59)%[5]	(0.57)%[5]	(0.24)%[5]	0.09%[5]	(0.60)%[5]

Supplemental Data
Net assets, end of year (000)	$192,804	$193,491	$171,430	$167,518	$129,227

Portfolio turnover rate of the Portfolio	41%	49%	54%	132%	169%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

28	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Financial Highlights (concluded)	BlackRock Large Cap Growth Fund

	Class R
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$13.74	$12.25	$11.58	$8.88	$8.91

Net investment income (loss)[1]	(0.01)	(0.01)	0.03	0.06	(0.01)
Net realized and unrealized gain (loss)	0.16	2.41	1.51	2.64	(0.02)

Net increase (decrease) from investment operations	0.15	2.40	1.54	2.70	(0.03)

Distributions from:[2]
Net investment income	—	—	(0.18)	—	—
Net realized gain	(1.74)	(0.91)	(0.69)	—	—

Total distributions	(1.74)	(0.91)	(0.87)	—	—

Net asset value, end of year	$12.15	$13.74	$12.25	$11.58	$8.88

Total Return[3]
Based on net asset value	0.81%	20.50%	14.61%	30.41%	(0.34)%

Ratios to Average Net Assets[4]
Total expenses.	1.46%[5]	1.48%[5]	1.54%[5]	1.56%[5]	1.60%[5]

Total expenses after fees waived and/or reimbursed	1.44%[5]	1.48%[5]	1.54%[5]	1.56%[5]	1.60%[5]

Net investment income (loss)	(0.06)%[5]	(0.05)%[5]	0.27%[5]	0.57%[5]	(0.12)%[5]

Supplemental Data
Net assets, end of year (000)	$21,279	$23,308	$24,408	$30,101	$30,868

Portfolio turnover rate of the Portfolio	41%	49%	54%	132%	169%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	29

Financial Highlights	BlackRock Large Cap Value Fund

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$22.25	$18.85	$15.75	$12.74	$13.51

Net investment income[1]	0.23	0.22	0.21	0.20	0.12
Net realized and unrealized gain (loss)	(0.65)	3.18	3.25	2.94	(0.75)

Net increase (decrease) from investment operations	(0.42)	3.40	3.46	3.14	(0.63)

Distributions from net investment income[2]	(0.25)	—	(0.36)	(0.13)	(0.14)

Net asset value, end of year	$21.58	$22.25	$18.85	$15.75	$12.74

Total Return[3]
Based on net asset value	(1.94)%	18.04%	22.38%	24.84%	(4.82)%

Ratios to Average Net Assets[4]
Total expenses	0.91%[5]	0.89%[5]	1.00%[5]	0.96%	1.03%

Total expenses after fees waived and/or reimbursed	0.86%[5]	0.84%[5]	0.94%[5]	0.95%	1.03%

Net investment income	1.01%[5]	1.07%[5]	1.19%[5]	1.33%	0.81%

Supplemental Data
Net assets, end of year (000)	$162,376	$184,691	$190,423	$251,764	$364,624

Portfolio turnover rate of the Portfolio	30%	32%	40%	147%	156%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

30	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Service
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$22.07	$18.75	$15.67	$12.71	$13.48

Net investment income[1]	0.16	0.16	0.16	0.15	0.10
Net realized and unrealized gain (loss)	(0.65)	3.16	3.23	2.94	(0.75)

Net increase (decrease) from investment operations	(0.49)	3.32	3.39	3.09	(0.65)

Distributions from net investment income[2]	(0.18)	—	(0.31)	(0.13)	(0.12)

Net asset value, end of year	$21.40	$22.07	$18.75	$15.67	$12.71

Total Return[3]
Based on net asset value	(2.27)%	17.71%	21.98%	24.43%	(4.95)%

Ratios to Average Net Assets[4]
Total expenses	1.20%[5]	1.20%[5]	1.23%[5]	1.27%	1.17%

Total expenses after fees waived and/or reimbursed	1.15%[5]	1.15%[5]	1.18%[5]	1.25%	1.17%

Net investment income	0.72%[5]	0.76%[5]	0.93%[5]	0.99%	0.64%

Supplemental Data
Net assets, end of year (000)	$11,931	$14,155	$13,296	$28,746	$29,586

Portfolio turnover rate of the Portfolio	30%	32%	40%	147%	156%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	31

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$21.79	$18.52	$15.48	$12.53	$13.29

Net investment income[1]	0.16	0.15	0.15	0.14	0.08
Net realized and unrealized gain (loss)	(0.64)	3.12	3.21	2.90	(0.74)

Net increase (decrease) from investment operations	(0.48)	3.27	3.36	3.04	(0.66)

Distributions from net investment income[2]	(0.17)	—	(0.32)	(0.09)	(0.10)

Net asset value, end of year	$21.14	$21.79	$18.52	$15.48	$12.53

Total Return[3]
Based on net asset value	(2.23)%	17.66%	22.07%	24.38%	(5.04)%

Ratios to Average Net Assets[4]
Total expenses	1.22%[5]	1.22%[5]	1.26%[5]	1.27%	1.24%

Total expenses after fees waived and/or reimbursed	1.17%[5]	1.17%[5]	1.21%[5]	1.26%	1.24%

Net investment income	0.69%[5]	0.74%[5]	0.91%[5]	0.99%	0.57%

Supplemental Data
Net assets, end of year (000)	$297,653	$352,267	$353,445	$392,575	$479,707

Portfolio turnover rate of the Portfolio	30%	32%	40%	147%	156%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

32	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Investor B
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$20.36	$17.44	$14.52	$11.78	$12.52

Net investment income (loss)[1]	(0.04)	(0.01)	0.00 [2]	0.01	(0.04)
Net realized and unrealized gain (loss)	(0.59)	2.93	3.03	2.73	(0.70)

Net increase (decrease) from investment operations	(0.63)	2.92	3.03	2.74	(0.74)

Distributions from net investment income[3]	—	—	(0.11)	—	—

Net asset value, end of year	$19.73	$20.36	$17.44	$14.52	$11.78

Total Return[4]
Based on net asset value	(3.09)%	16.74%	20.98%	23.26%	(5.91)%

Ratios to Average Net Assets[5]
Total expenses	2.06%[6]	2.01%[6]	2.20%[6]	2.21%	2.12%

Total expenses after fees waived and/or reimbursed	2.01%[6]	1.96%[6]	2.15%[6]	2.20%	2.12%

Net investment income (loss)	(0.17)%[6]	(0.05)%[6]	0.00%[6]	0.07%	(0.31)%

Supplemental Data
Net assets, end of year (000)	$2,603	$6,816	$9,377	$15,404	$22,168

Portfolio turnover rate of the Portfolio	30%	32%	40%	147%	156%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	33

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$20.19	$17.29	$14.45	$11.72	$12.44

Net investment income (loss)[1]	(0.01)	(0.01)	0.02	0.02	(0.04)
Net realized and unrealized gain (loss)	(0.60)	2.91	2.99	2.71	(0.68)

Net increase (decrease) from investment operations	(0.61)	2.90	3.01	2.73	(0.72)

Distributions from net investment income[2]	(0.01)	—	(0.17)	—	—

Net asset value, end of year	$19.57	$20.19	$17.29	$14.45	$11.72

Total Return[3]
Based on net asset value	(3.00)%	16.77%	21.06%	23.29%	(5.79)%

Ratios to Average Net Assets[4]
Total expenses	1.98%[5]	2.01%[5]	2.07%[5]	2.12%	2.10%

Total expenses after fees waived and/or reimbursed	1.93%[5]	1.95%[5]	2.02%[5]	2.11%	2.10%

Net investment income (loss)	(0.07)%[5]	(0.05)%[5]	0.09%[5]	0.14%	(0.29)%

Supplemental Data
Net assets, end of year (000)	$171,844	$204,312	$204,690	$210,681	$220,527

Portfolio turnover rate of the Portfolio	30%	32%	40%	147%	156%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

34	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Financial Highlights (concluded)	BlackRock Large Cap Value Fund

	Class R
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$20.96	$17.86	$14.92	$12.08	$12.81

Net investment income[1]	0.09	0.09	0.10	0.09	0.04
Net realized and unrealized gain (loss)	(0.61)	3.01	3.09	2.80	(0.72)

Net increase (decrease) from investment operations	(0.52)	3.10	3.19	2.89	(0.68)

Distributions from net investment income[2]	(0.11)	—	(0.25)	(0.05)	(0.05)

Net asset value, end of year	$20.33	$20.96	$17.86	$14.92	$12.08

Total Return[3]
Based on net asset value	(2.52)%	17.36%	21.70%	23.98%	(5.32)%

Ratios to Average Net Assets[4]
Total expenses	1.48%[5]	1.48%[5]	1.54%[5]	1.57%	1.56%

Total expenses after fees waived and/or reimbursed	1.43%[5]	1.43%[5]	1.49%[5]	1.56%	1.56%

Net investment income	0.43%[5]	0.48%[5]	0.63%[5]	0.70%	0.25%

Supplemental Data
Net assets, end of year (000)	$34,551	$43,377	$49,267	$59,934	$67,672

Portfolio turnover rate of the Portfolio	30%	32%	40%	147%	156%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	35

Financial Highlights	BlackRock Large Cap Value Retirement Portfolio

	Institutional[1]
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$21.39	$19.12	$15.93	$12.91	$13.67

Net investment income[2]	0.24	0.25	0.25	0.24	0.17
Net realized and unrealized gain (loss)	(0.54)	3.12	3.30	2.99	(0.76)

Net increase (decrease) from investment operations	(0.30)	3.37	3.55	3.23	(0.59)

Distributions from:[3]
Net investment income	(0.25)	(0.14)	(0.36)	(0.21)	(0.17)
Net realized gain	(2.21)	(0.96)	—	—	—

Total distributions	(2.46)	(1.10)	(0.36)	(0.21)	(0.17)

Net asset value, end of year	$18.63	$21.39	$19.12	$15.93	$12.91

Total Return[4]
Based on net asset value	(1.80)%	18.23%	22.71%	25.23%	(4.44)%

Ratios to Average Net Assets[5]
Total expenses	0.71%[6]	0.68%[6]	0.68%[6]	0.67%	0.70%

Total expenses after reimbursement	0.67%[6]	0.67%[6]	0.67%[6]	0.62%	0.67%

Net investment income	1.19%[6]	1.24%[6]	1.42%[6]	1.63%	1.13%

Supplemental Data
Net assets, end of year (000)	$155,323	$159,865	$133,921	$103,636	$144,964

Portfolio turnover rate of the Portfolio	30%	32%	40%	147%	156%

[1]	On September 1, 2015, all issued and outstanding BlackRock Large Cap Value Retirement Portfolio’s Class K Shares were redesignated as Institutional Shares.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

36	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Notes to Financial Statements	BlackRock Large Cap Series Funds, Inc.

1. Organization:

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The following are herein collectively referred to as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Large Cap Core Fund	Large Cap Core	Diversified
BlackRock Large Cap Growth Fund	Large Cap Growth	Diversified
BlackRock Large Cap Value Fund	Large Cap Value	Diversified
BlackRock Large Cap Value Retirement Portfolio	Large Cap Value Retirement	Diversified

The Funds seek to achieve their investment objectives by investing all of their assets in the corresponding master portfolios (individually, a “Portfolio” or collectively, the “Portfolios”) of Master Large Cap Series LLC (the “Master LLC”), an affiliate of the Funds. Large Cap Core invests all of its assets in Master Large Cap Core Portfolio. Large Cap Growth invests all of its assets in Master Large Cap Growth Portfolio. Large Cap Value and Large Cap Value Retirement invest all of their assets in Master Large Cap Value Portfolio. Each Portfolio has the same investment objective and strategies as the corresponding Fund. The value of a Fund’s investment in the applicable Portfolio reflects the Fund’s proportionate interest in the net assets of such Portfolio. The performance of a Fund is directly affected by the performance of the applicable Portfolio. At September 30, 2015, the percentage of Master Large Cap Core Portfolio owned by Large Cap Core was 74.8%, the percentage of Master Large Cap Growth Portfolio owned by Large Cap Growth was 98.6%, and the percentages of Master Large Cap Value Portfolio owned by Large Cap Value and Large Cap Value Retirement were 81.4% and 18.6%, respectively. As such, the financial statements of the Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Large Cap Core, Large Cap Growth and Large Cap Value each offer multiple classes of shares. Institutional and Service Shares are sold only to certain eligible investors. Class R Shares are sold only to certain employer-sponsored retirement plans. Large Cap Value Retirement offers Institutional Shares. On September 1, 2015, all issued and outstanding Large Cap Value Retirement Portfolio’s Class K Shares were redesignated as Institutional Shares. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions. Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional[1], Service and Class R Shares	No	No	None
Investor A Shares	Yes	No2	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	On September 1, 2015, all issued and outstanding Large Cap Value Retirement’s Class K Shares were redesignated as Institutional Shares.

[2]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the corresponding Portfolio are accounted for on a trade date basis. The Funds record daily their proportionate share of the corresponding Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	37

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to a Fund and other shared expenses prorated to a Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Investment Valuation and Fair Value Measurements:

The Funds’ policy is to value its financial instruments at fair value. Each Fund records its investment in the corresponding Portfolio at fair value based on the Funds’ proportionate interest in the net assets of the Portfolio. Valuation of securities held by a Portfolio is discussed in Note 3 of the Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

4. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. for 1940 Act purposes.

The Corporation, on behalf of the Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Large Cap Core, Large Cap Growth and Large Cap Value each pay the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of such Fund’s net assets. The Funds do not pay an investment advisory fee or investment management fee. With respect to Large Cap Value Retirement, the Administrator does not receive an administration fee.

With respect to Large Cap Core, Large Cap Growth and Large Cap Value Retirement, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

	Large Cap Core	Large Cap Growth[1]	Large Cap Value Retirement
Institutional[2]	—	0.84%	0.67%
Service	—	1.13%	—
Investor A	1.14%	1.13%	—
Investor B	1.97%	1.95%	—
Investor C	—	1.95%	—
Class R	—	1.38%	—

[1]	Contractual waiver became effective on June 1, 2015.

[2]	On September 1, 2015, all issued and outstanding Large Cap Value Retirement’s Class K Shares were redesignated as Institutional Shares.

The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2016, unless approved by the Board of Directors of the Corporation (the “Board”), including a majority of the independent directors. These amounts waived and/or reimbursed, if any, are shown as fees waived and/or reimbursed by administrator and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations.

With respect to Large Cap Value, the Administrator voluntarily agreed to waive 0.05%, as a percentage of average daily net assets, of the administration fee payable. This voluntary waiver may be reduced or discontinued at any time without notice. This amount waived, if any, is shown as fees waived and/or reimbursed by administrator, in the Statements of Operations.

The Corporation, on behalf of Large Cap Core, Large Cap Growth and Large Cap Value, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each of Large Cap Core, Large Cap Growth and Large Cap Value. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

38	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2015, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C
Large Cap Core	$63,689	$1,831	$115	—
Large Cap Growth	$403,098	$396	$2,302	—
Large Cap Value	$6,750	$1,203	$3,938	$104

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to share-holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2015, the Funds reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional[1]	Service	Investor A	Investor B	Investor C	Class R
Large Cap Core	$31,219	$15	$208,836	$13,100	$5,937	$49
Large Cap Growth	$1,330	$634	$8,770	$414	$2,394	$27
Large Cap Value	$1,155	$4,246	$29,662	$1,399	$1,861	$46
Large Cap Value Retirement	$291	—	—	—	—	—

[1]	On September 1, 2015, all issued and outstanding Large Cap Value Retirement’s Class K Shares were redesignated as Institutional Shares.

For the year ended September 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

	Large Cap Core	Large Cap Growth	Large Cap Value
Investor A	$44,041	$82,959	$10,802

For the year ended September 30, 2015, affiliates received the following CDSCs as follows:

	Investor A	Investor B	Investor C
Large Cap Core	$1,479	$2,339	$21,011
Large Cap Growth	$11,745	$39	$21,937
Large Cap Value	$421	$1,499	$1,960

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Officer in the Statements of Operations.

5. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2015, inclusive of open tax years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	39

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the income recognized from partnership interest were reclassified to the following accounts:

	Large Cap Core	Large Cap Growth	Large Cap Value	Large Cap Value Retirement
Paid-in capital	$1,288,508	$(253,355)	$1,889,022	$86
Undistributed net investment income	$110,116	$65,514	—	$53,094
Accumulated net realized gain (loss) allocated from the Portfolio	$(1,398,624)	$187,841	$(1,889,022)	$(53,180)

The tax character of distributions paid was as follows:

		Large Cap Core	Large Cap Growth	Large Cap Value	Large Cap Value Retirement
Ordinary income	9/30/2015	$5,525,991	$23,370,936	$5,196,518	$3,259,845
	9/30/2014	—	10,182,927	—	1,048,680
Long-term capital gains	9/30/2015	—	115,481,660	—	15,261,718
	9/30/2014	—	65,038,640	—	6,927,697
Total Distributions	9/30/2015	$5,525,991	$138,852,596	$5,196,518	$18,521,563
	9/30/2014	—	$75,221,567	—	$7,976,377

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Large Cap Core	Large Cap Growth	Large Cap Value	Large Cap Value Retirement
Undistributed ordinary income	$5,907,454	$1,811,685	$4,294,918	$1,606,798
Undistributed long-term capital gains	41,696,266	49,189,746	—	7,500,115
Capital loss carryforwards	—	—	(543,404,823)	—
Qualified late-year losses[1]	—	(1,953,283)	(5,749,616)	—
Net unrealized gains (losses)[2]	263,879,159	206,794,144	115,643,261	14,511,257
Total	$311,482,879	$255,842,292	$(429,216,260)	$23,618,170

[1]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year next taxable year.

[2]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing of income recognition on partnership interests.

As of period end, the Funds listed below had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Large Cap Value
2017	$543,404,823

During the year ended September 30, 2015, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Large Cap Core	$65,226,901
Large Cap Value	$64,945,122

6. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
Large Cap Core	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,773,841	$70,153,843	2,992,748	$50,275,810
Shares issued in reinvestment of distributions	126,387	2,258,546	—	—
Shares redeemed	(5,938,890)	(108,654,427)	(10,055,531)	(163,938,490)
Net decrease	(2,038,662)	$(36,242,038)	(7,062,783)	$(113,662,680)

40	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

	Year Ended September 30, 2015		Year Ended September 30, 2014

Large Cap Core (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	3,797	$70,013	5,466	$88,821
Shares issued in reinvestment of distributions	174	3,095	—	—
Shares redeemed	(3,471)	(64,052)	(8,485)	(138,522)

Net increase (decrease)	500	$9,056	(3,019)	$(49,701)

Investor A
Shares sold and automatic conversion of shares	4,899,375	$87,706,303	4,704,178	$76,734,749
Shares issued in reinvestment of distributions	142,959	2,496,056	—	—
Shares redeemed	(7,749,316)	(138,830,844)	(8,146,523)	(133,412,611)

Net decrease	(2,706,982)	$(48,628,485)	(3,442,345)	$(56,677,862)

Investor B
Shares sold	17,139	$282,900	27,288	$402,852
Shares redeemed and automatic conversion of shares	(473,561)	(7,833,466)	(803,615)	(12,017,540)

Net decrease	(456,422)	$(7,550,566)	(776,327)	$(11,614,688)

Investor C
Shares sold	3,814,222	$62,064,414	3,141,253	$46,778,889
Shares issued in reinvestment of distributions	—	10	—	—
Shares redeemed	(5,723,389)	(93,139,848)	(5,745,578)	(85,612,256)

Net decrease	(1,909,167)	$(31,075,424)	(2,604,325)	$(38,833,367)

Class R
Shares sold	635,301	$10,858,458	791,125	$12,269,917
Shares redeemed	(992,712)	(16,958,234)	(1,370,168)	(21,477,839)

Net decrease	(357,411)	$(6,099,776)	(579,043)	$(9,207,922)

Total Net Decrease	(7,468,144)	$(129,587,233)	(14,467,842)	$(230,046,220)

Large Cap Growth
Institutional
Shares sold	4,962,477	$71,239,064	15,401,823	$221,443,838
Shares issued in reinvestment of distributions	2,755,379	37,803,785	1,743,155	23,271,108
Shares redeemed	(6,972,356)	(99,821,062)	(15,879,273)	(231,480,900)

Net increase	745,500	$9,221,787	1,265,705	$13,234,046

Service
Shares sold	5,135	$73,556	11,640	$164,379
Shares issued in reinvestment of distributions	16,280	222,707	7,698	102,610
Shares redeemed	(31,432)	(442,789)	(14,762)	(207,668)

Net increase (decrease)	(10,017)	$(146,526)	4,576	$59,321

Investor A
Shares sold and automatic conversion of shares	8,530,604	$118,056,683	9,572,445	$132,608,831
Shares issued in reinvestment of distributions	4,716,368	61,925,853	2,420,903	31,108,416
Shares redeemed	(8,427,346)	(116,214,363)	(11,088,685)	(153,190,010)

Net increase	4,819,626	$63,768,173	904,663	$10,527,237

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	41

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

	Year Ended September 30, 2015		Year Ended September 30, 2014
Large Cap Growth (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	25,457	$308,186	30,332	$371,358
Shares issued in reinvestment of distributions	28,424	331,709	25,280	293,253
Shares redeemed and automatic conversion of shares	(156,647)	(1,915,916)	(244,247)	(2,992,861)

Net decrease	(102,766)	$(1,276,021)	(188,635)	$(2,328,250)

Investor C
Shares sold	4,355,063	$52,891,600	2,593,102	$31,840,431
Shares issued in reinvestment of distributions	2,119,680	24,482,215	1,052,182	12,120,921
Shares redeemed	(4,366,776)	(52,761,381)	(3,457,989)	(42,472,402)

Net increase	2,107,967	$24,612,434	187,295	$1,488,950

Class R
Shares sold	459,276	$6,028,623	453,933	$5,928,279
Shares issued in reinvestment of distributions	236,435	2,941,251	140,833	1,726,614
Shares redeemed	(641,011)	(8,386,710)	(890,948)	(11,685,231)

Net increase (decrease)	54,700	$583,164	(296,182)	$(4,030,338)

Total Net Increase	7,615,010	$96,763,011	1,877,422	$18,950,966

Large Cap Value
Institutional
Shares sold	1,205,013	$27,672,716	3,702,495	$76,363,878
Shares issued in reinvestment of distributions	67,082	1,503,310	—	—
Shares redeemed	(2,048,036)	(47,005,290)	(5,504,497)	(116,732,133)

Net decrease	(775,941)	$(17,829,264)	(1,802,002)	$(40,368,255)

Service
Shares sold	4,315	$97,924	9,071	$188,605
Shares issued in reinvestment of distributions	4,792	106,765	—	—
Shares redeemed	(93,099)	(2,115,586)	(76,704)	(1,624,610)

Net decrease	(83,992)	$(1,910,897)	(67,633)	$(1,436,005)

Investor A
Shares sold and automatic conversion of shares	1,997,033	$44,709,321	1,940,793	$39,757,324
Shares issued in reinvestment of distributions	113,425	2,496,477	—	—
Shares redeemed	(4,192,798)	(94,058,562)	(4,858,918)	(100,797,699)

Net decrease	(2,082,340)	$(46,852,764)	(2,918,125)	$(61,040,375)

Investor B
Shares sold	4,468	$93,158	9,979	$194,158
Shares redeemed and automatic conversion of shares	(207,441)	(4,374,077)	(212,952)	(4,103,470)

Net decrease	(202,973)	$(4,280,919)	(202,973)	$(3,909,312)

Investor C
Shares sold	1,132,567	$23,559,890	1,026,622	$19,671,192
Shares issued in reinvestment of distributions	6,486	132,964	—	—
Shares redeemed	(2,478,024)	(51,550,779)	(2,742,275)	(52,631,364)

Net decrease	(1,338,971)	$(27,857,925)	(1,715,653)	$(32,960,172)

42	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Notes to Financial Statements (concluded)	BlackRock Large Cap Series Funds, Inc.

	Year Ended September 30, 2015		Year Ended September 30, 2014
Large Cap Value (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	420,516	$9,092,961	477,835	$9,394,712
Shares issued in reinvestment of distributions	10,142	215,130	—	—
Shares redeemed	(800,942)	(17,387,664)	(1,166,589)	(23,118,089)

Net decrease	(370,284)	$(8,079,573)	(688,754)	$(13,723,377)

Total Net Decrease	(4,854,501)	$(106,811,342)	(7,395,140)	$(153,437,496)

Large Cap Value Retirement
Institutional[1]
Shares sold	1,281,285	$25,875,935	1,408,252	$28,657,042
Shares issued in reinvestment of distributions	953,992	18,431,121	411,612	7,931,773
Shares redeemed	(1,374,558)	(27,741,211)	(1,350,778)	(27,749,942)

Net increase	860,719	$16,565,845	469,086	$8,838,873

[1]	On September 1, 2015, all issued and outstanding BlackRock Large Cap Value Retirement Portfolio’s Class K Shares were redesignated as Institutional Shares.

7. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	43

Report of Independent Registered Public Accounting Firm	BlackRock Large Cap Series Funds, Inc.

To the Board of Directors of BlackRock Large Cap Series Funds, Inc. and Shareholders of BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund and BlackRock Large Cap Value Retirement Portfolio:

We have audited the accompanying statements of assets and liabilities of BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund and BlackRock Large Cap Value Retirement Portfolio (collectively the “Funds”), each a series of BlackRock Large Cap Series Funds, Inc., as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund and BlackRock Large Cap Value Retirement Portfolio as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2015:

	Payable Date	BlackRock Large Cap Core	BlackRock Large Cap Growth	BlackRock Large Cap Value	BlackRock Large Cap Value Retirement
Qualified Dividend Income for Individuals[1]	12/15/2014	100%	56.73%	100%	80.04%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	12/15/2014	100%	53.99%	100%	72.22%
Qualified Short-Term Capital Gains for Non-U.S. Residents[2]	12/15/2014	—	94.37%	—	41.20%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Retirement Portfolio distributed long-term capital gains of $1.459829 and $2.030022 per share, respectively, to shareholders of record on December 11, 2014.

44	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Portfolio Information as of September 30, 2015	Master Large Cap Series LLC

Ten Largest Holdings

Master Large Cap Core Portfolio	Percent of Long-Term Investments

JPMorgan Chase & Co.	3%
CVS Health Corp.	3
Comcast Corp., Class A	3
Apple Inc.	3
Lowe’s Cos., Inc.	3
American International Group, Inc.	3
U.S. Bancorp	3
Citigroup, Inc.	2
Aetna, Inc.	2
Bank of America Corp.	2

Master Large Cap Growth Portfolio	Percent of Long-Term Investments

Apple Inc.	6%
Microsoft Corp.	4
Comcast Corp., Class A	3
Home Depot, Inc.	3
Amgen, Inc.	3
Facebook, Inc., Class A	3
Google, Inc., Class C	3
Google, Inc., Class A	3
Lowe’s Cos., Inc.	3
Altria Group, Inc.	3

Master Large Cap Value Portfolio	Percent of Long-Term Investments

JPMorgan Chase & Co.	5%
Bank of America Corp.	4
Citigroup, Inc.	4
American International Group, Inc.	4
U.S. Bancorp	3
Cisco Systems, Inc.	3
Aetna, Inc.	2
Carnival Corp.	2
Comcast Corp., Class A	2
UnitedHealth Group, Inc.	2

Sector Allocations

Master Large Cap Core Portfolio	Percent of Long-Term Investments

Information Technology	24%
Financials	18
Health Care	18
Consumer Discretionary	16
Consumer Staples	8
Industrials	7
Energy	6
Materials	2
Utilities	1

Master Large Cap Growth Portfolio	Percent of Long-Term Investments

Information Technology	33%
Consumer Discretionary	21
Health Care	18
Industrials	9
Consumer Staples	8
Financials	7
Energy	2
Materials	2

Master Large Cap Value Portfolio	Percent of Long-Term Investments

Financials	30%
Health Care	17
Information Technology	14
Consumer Discretionary	11
Industrials	9
Energy	9
Consumer Staples	6
Materials	2
Utilities	1
Investment Companies	1

For Portfolio compliance purposes, the Portfolios’ sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	45

Schedule of Investments September 30, 2015	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.1%
Raytheon Co.	225,920	$24,684,019
Air Freight & Logistics — 1.3%
FedEx Corp.	188,500	27,140,230
Airlines — 2.2%
Southwest Airlines Co.	898,900	34,194,156
United Continental Holdings, Inc. (a)	245,500	13,023,775

		47,217,931
Auto Components — 2.0%
Goodyear Tire & Rubber Co.	339,000	9,942,870
Lear Corp.	302,400	32,895,072

		42,837,942
Banks — 11.8%
Bank of America Corp.	3,119,836	48,607,045
Citigroup, Inc.	1,055,918	52,384,092
JPMorgan Chase & Co.	1,151,524	70,208,418
SunTrust Banks, Inc.	765,640	29,278,074
U.S. Bancorp	1,297,125	53,195,096

		253,672,725
Beverages — 2.1%
Dr. Pepper Snapple Group, Inc.	343,900	27,185,295
Molson Coors Brewing Co., Class B	210,000	17,434,200

		44,619,495
Biotechnology — 2.3%
Amgen, Inc.	264,700	36,613,304
Gilead Sciences, Inc.	136,600	13,412,754

		50,026,058
Building Products — 0.5%
Owens Corning	255,600	10,712,196
Capital Markets — 1.8%
Goldman Sachs Group, Inc.	218,280	37,928,333
Chemicals — 0.7%
Dow Chemical Co.	370,500	15,709,200
Communications Equipment — 2.9%
Brocade Communications Systems, Inc.	1,651,542	17,143,006
Cisco Systems, Inc.	1,740,720	45,693,900

		62,836,906
Construction & Engineering — 1.0%
AECOM (a)	777,000	21,375,270
Consumer Finance — 0.9%
Discover Financial Services	86,470	4,495,575
SLM Corp. (a)	2,106,040	15,584,696

		20,080,271
Containers & Packaging — 0.5%
Packaging Corp. of America	181,513	10,919,822

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components — 0.4%
CDW Corp.	133,400	$5,450,724
Zebra Technologies Corp., Class A (a)	50,903	3,896,625

		9,347,349
Energy Equipment & Services — 2.3%
Atwood Oceanics, Inc.	570,500	8,449,105
Schlumberger Ltd.	531,820	36,679,625
Weatherford International PLC (a)	593,890	5,036,187

		50,164,917
Food & Staples Retailing — 3.3%
CVS Health Corp.	701,925	67,721,724
Kroger Co.	69,200	2,496,044

		70,217,768
Food Products — 0.7%
Pilgrim’s Pride Corp.	184,100	3,825,598
Tyson Foods, Inc., Class A	261,200	11,257,720

		15,083,318
Health Care Equipment & Supplies — 0.1%
Medtronic PLC	32,140	2,151,452
Health Care Providers & Services — 12.2%
Aetna, Inc.	475,300	52,002,573
Centene Corp. (a)	369,300	20,027,139
Cigna Corp.	344,700	46,541,394
Express Scripts Holding Co. (a)	82,500	6,679,200
Humana, Inc.	125,800	22,518,200
Laboratory Corp. of America Holdings (a)	214,040	23,216,919
McKesson Corp.	121,125	22,411,759
UnitedHealth Group, Inc.	337,100	39,106,971
Universal Health Services, Inc., Class B	247,450	30,884,235

		263,388,390
Hotels, Restaurants & Leisure — 2.4%
Carnival Corp.	920,538	45,750,739
Las Vegas Sands Corp.	161,200	6,120,764

		51,871,503
Household Durables — 1.1%
DR Horton, Inc.	248,005	7,281,427
Lennar Corp., Class A	157,600	7,585,288
NVR, Inc. (a)	3,010	4,590,912
Toll Brothers, Inc. (a)	131,288	4,495,301

		23,952,928
Industrial Conglomerates — 0.6%
3M Co.	84,975	12,046,906
Insurance — 3.6%
American International Group, Inc.	980,400	55,706,328
Travelers Cos., Inc.	228,830	22,775,450

		78,481,778

Portfolio Abbreviations
ADR	American Depositary Receipts
SPDR	Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

46	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Schedule of Investments (continued)	Master Large Cap Core Portfolio

Common Stocks	Shares	Value
Internet & Catalog Retail — 1.0%
Priceline Group, Inc. (a)	17,920	$22,164,531
Internet Software & Services — 4.5%
Facebook, Inc., Class A (a)	318,800	28,660,120
Google, Inc., Class A (a)	53,285	34,015,545
Google, Inc., Class C (a)	54,594	33,216,081

		95,891,746
IT Services — 5.9%
Amdocs Ltd.	341,279	19,411,950
Cognizant Technology Solutions Corp., Class A (a)	592,200	37,077,642
DST Systems, Inc.	111,444	11,717,222
MasterCard, Inc., Class A	479,160	43,181,899
Total System Services, Inc.	349,354	15,871,152

		127,259,865
Machinery — 0.4%
WABCO Holdings, Inc. (a)	72,800	7,631,624
Media — 3.7%
Comcast Corp., Class A	1,055,900	60,059,592
Omnicom Group, Inc.	130,500	8,599,950
Viacom, Inc., Class B	276,400	11,926,660

		80,586,202
Multi-Utilities — 0.7%
Public Service Enterprise Group, Inc.	343,700	14,490,392
Oil, Gas & Consumable Fuels — 3.2%
BP PLC — ADR	678,410	20,732,210
Exxon Mobil Corp.	90,770	6,748,749
Hess Corp.	67,052	3,356,623
PBF Energy, Inc., Class A	176,240	4,975,255
Suncor Energy, Inc.	842,310	22,506,523
Tesoro Corp.	71,893	6,990,875
Valero Energy Corp.	75,500	4,537,550

		69,847,785
Paper & Forest Products — 0.6%
Domtar Corp.	333,300	11,915,475
Pharmaceuticals — 2.9%
AstraZeneca PLC — ADR	277,000	8,814,140
Johnson & Johnson	80,095	7,476,868
Merck & Co., Inc.	103,243	5,099,172
Pfizer, Inc.	72,690	2,283,193
Teva Pharmaceutical Industries Ltd. — ADR	678,636	38,315,789

		61,989,162
Semiconductors & Semiconductor Equipment — 1.9%
Intel Corp.	423,570	12,766,400

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Micron Technology, Inc. (a)	1,013,870	$15,187,773
NVIDIA Corp.	569,100	14,028,315

		41,982,488
Software — 3.1%
Activision Blizzard, Inc.	657,700	20,316,353
Microsoft Corp.	652,340	28,872,568
Oracle Corp.	458,650	16,566,438

		65,755,359
Specialty Retail — 5.6%
Home Depot, Inc.	389,900	45,029,551
Lowe’s Cos., Inc.	840,800	57,947,936
Ross Stores, Inc.	366,358	17,757,372

		120,734,859
Technology Hardware, Storage & Peripherals — 4.5%
Apple Inc.	529,870	58,444,661
EMC Corp.	316,570	7,648,331
Western Digital Corp.	394,510	31,339,874

		97,432,866
Textiles, Apparel & Luxury Goods — 0.3%
Fossil Group, Inc. (a)	105,300	5,884,164
Tobacco — 2.0%
Altria Group, Inc.	776,739	42,254,602
Total Common Stocks — 98.1%		2,112,287,827

Investment Companies — 0.4%
Utilities Select Sector SPDR Fund	188,000	8,138,520
Total Long-Term Investments (Cost — $1,739,918,460) — 98.5%		2,120,426,347

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (b)(c)	29,818,476	29,818,476
Total Short-Term Securities (Cost — $29,818,476) — 1.4%		29,818,476
Total Investments (Cost — $1,769,736,936) — 99.9%		2,150,244,823
Other Assets Less Liabilities — 0.1%		3,086,338

Net Assets — 100.0%		$2,153,331,161

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2014	Net Activity	Shares/Beneficial Interest Held at September 30, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	11,267,596	18,550,880	29,818,476	$38,083		$6,359
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	$39,599	[1]	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	47

Schedule of Investments (concluded)	Master Large Cap Core Portfolio

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$2,112,287,827	—	—	$2,112,287,827
Investment Companies	8,138,520	—	—	8,138,520
Short-Term Securities	29,818,476	—	—	29,818,476

Total	$2,150,244,823	—	—	$2,150,244,823

[1]	See above Schedule of Investments for values in each industry.

The Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, cash at value of $1,705 is categorized as Level 1 within the disclosure hierarchy.

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	48

Schedule of Investments September 30, 2015	Master Large Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.9%
Lockheed Martin Corp.	17,770	$3,683,899
Rockwell Collins, Inc.	75,800	6,203,472

		9,887,371
Air Freight & Logistics — 1.3%
FedEx Corp.	97,330	14,013,573
Airlines — 4.0%
Delta Air Lines, Inc.	197,740	8,872,594
JetBlue Airways Corp. (a)	110,600	2,850,162
Southwest Airlines Co.	643,460	24,477,218
United Continental Holdings, Inc. (a)	150,930	8,006,837

		44,206,811
Auto Components — 1.7%
Lear Corp.	171,700	18,677,526
Banks — 2.4%
U.S. Bancorp	527,410	21,629,084
Wells Fargo & Co.	102,300	5,253,105

		26,882,189
Beverages — 1.9%
Dr. Pepper Snapple Group, Inc.	263,070	20,795,683
Biotechnology — 4.0%
Amgen, Inc.	230,100	31,827,432
Gilead Sciences, Inc.	122,090	11,988,017

		43,815,449
Capital Markets — 0.8%
Goldman Sachs Group, Inc.	48,910	8,498,602
Chemicals — 0.8%
Dow Chemical Co.	200,160	8,486,784
Construction & Engineering — 0.6%
AECOM (a)	253,790	6,981,763
Consumer Finance — 1.9%
Discover Financial Services	217,925	11,329,921
SLM Corp. (a)	1,263,963	9,353,326

		20,683,247
Containers & Packaging — 1.0%
Packaging Corp. of America	180,500	10,858,880
Electrical Equipment — 0.5%
SolarCity Corp. (a)(b)	132,950	5,678,295
Electronic Equipment, Instruments & Components — 1.0%
CDW Corp.	182,700	7,465,122
Zebra Technologies Corp., Class A (a)	42,960	3,288,588

		10,753,710
Energy Equipment & Services — 1.5%
Atwood Oceanics, Inc.	163,773	2,425,478
Schlumberger Ltd.	211,410	14,580,948

		17,006,426
Food & Staples Retailing — 2.2%
CVS Health Corp.	237,100	22,875,408
Kroger Co.	34,660	1,250,186

		24,125,594
Food Products — 0.8%
Pilgrim’s Pride Corp.	141,010	2,930,188
Tyson Foods, Inc., Class A	127,020	5,474,562

		8,404,750

Common Stocks	Shares	Value
Health Care Providers & Services — 12.7%
Aetna, Inc.	228,700	$25,022,067
Centene Corp. (a)	239,660	12,996,762
Cigna Corp.	169,630	22,903,443
Laboratory Corp. of America Holdings (a)	99,450	10,787,341
McKesson Corp.	90,740	16,789,622
UnitedHealth Group, Inc.	253,620	29,422,456
Universal Health Services, Inc., Class B	175,866	21,949,835

		139,871,526
Hotels, Restaurants & Leisure — 0.4%
Las Vegas Sands Corp.	110,820	4,207,835
Household Durables — 1.3%
DR Horton, Inc.	168,810	4,956,262
Lennar Corp., Class A	89,030	4,285,014
NVR, Inc. (a)	1,400	2,135,308
Toll Brothers, Inc. (a)	76,800	2,629,632

		14,006,216
Industrial Conglomerates — 0.5%
3M Co.	40,675	5,766,495
Insurance — 1.2%
Travelers Cos., Inc.	135,320	13,468,400
Internet & Catalog Retail — 2.1%
Priceline Group, Inc. (a)	18,620	23,030,333
Internet Software & Services — 8.4%
Facebook, Inc., Class A (a)	351,620	31,610,638
Google, Inc., Class A (a)	47,825	30,530,045
Google, Inc., Class C (a)	50,434	30,685,054

		92,825,737
IT Services — 9.1%
Alliance Data Systems Corp. (a)	69,225	17,927,890
Amdocs Ltd.	120,820	6,872,242
Cognizant Technology Solutions Corp., Class A (a)	373,770	23,401,740
DST Systems, Inc.	140,190	14,739,577
MasterCard, Inc., Class A	281,660	25,383,199
Total System Services, Inc.	263,728	11,981,163

		100,305,811
Machinery — 1.0%
Parker-Hannifin Corp.	51,510	5,011,923
WABCO Holdings, Inc. (a)	60,360	6,327,539

		11,339,462
Media — 6.0%
Comcast Corp., Class A	646,300	36,761,544
Omnicom Group, Inc.	238,010	15,684,859
Viacom, Inc., Class B	185,340	7,997,421
Walt Disney Co.	52,090	5,323,598

		65,767,422
Multiline Retail — 0.4%
Macy’s, Inc.	87,430	4,486,908
Oil, Gas & Consumable Fuels — 0.8%
Marathon Petroleum Corp.	56,212	2,604,302
PBF Energy, Inc., Class A	102,894	2,904,698
Suncor Energy, Inc.	106,285	2,839,935

		8,348,935
Pharmaceuticals — 1.2%
Teva Pharmaceutical Industries Ltd. — ADR	230,802	13,031,081

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	49

Schedule of Investments (continued)	Master Large Cap Growth Portfolio

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 1.7%
Intel Corp.	151,580	$4,568,621
Micron Technology, Inc. (a)	391,800	5,869,164
NVIDIA Corp.	340,800	8,400,720

		18,838,505
Software — 6.0%
Microsoft Corp.	1,017,910	45,052,697
Oracle Corp.	572,850	20,691,342

		65,744,039
Specialty Retail — 8.9%
Home Depot, Inc.	315,880	36,480,981
Lowe’s Cos., Inc.	442,200	30,476,424
Ross Stores, Inc.	225,090	10,910,112
TJX Cos., Inc.	278,600	19,897,612

		97,765,129
Technology Hardware, Storage & Peripherals — 6.8%
Apple Inc.	549,885	60,652,315
EMC Corp.	295,140	7,130,582
Western Digital Corp.	84,700	6,728,568

		74,511,465
Textiles, Apparel & Luxury Goods — 0.4%
Fossil Group, Inc. (a)	68,360	3,819,957

Common Stocks	Shares	Value
Tobacco — 2.7%
Altria Group, Inc.	551,501	$30,001,654
Total Long-Term Investments (Cost — $842,971,966) — 98.9%		1,086,893,563

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(d)	12,025,797	12,025,797

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.26% (c)(d)(e)	$5,521	5,520,537
Total Short-Term Securities (Cost — $17,546,334) — 1.6%		17,546,334
Total Investments (Cost — $860,518,300) — 100.5%		1,104,439,897
Liabilities in Excess of Other Assets — (0.5)%		(5,215,606)

Net Assets — 100.0%		$1,099,224,291

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2014	Net Activity	Shares/Beneficial Interest Held at September 30, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	36,003,192	(23,977,395)	12,025,797	$24,031		$5,416
BlackRock Liquidity Series, LLC, Money Market Series	—	$5,520,537	$5,520,537	$147,413	[1]	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expense, and other payments to and from borrowers of securities.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Financial futures contracts	—	—	$2,757,717	—	—	—	$2,757,717

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Financial futures contracts: Average notional value of contracts — long	$6,992,440

See Notes to Financial Statements.

50	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Schedule of Investments (concluded)	Master Large Cap Growth Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$1,086,893,563	—	—	$1,086,893,563
Short-Term Securities	12,025,797	$5,520,537	—	17,546,334

Total	$1,098,919,360	$5,520,537	—	$1,104,439,897

[1]	See above Schedule of Investments for values in each industry.

The Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $5,520,537 is categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	51

Schedule of Investments September 30, 2015	Master Large Cap Value Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.1%
Raytheon Co.	125,550	$13,717,593
Rockwell Collins, Inc.	45,600	3,731,904

		17,449,497
Air Freight & Logistics — 1.3%
FedEx Corp.	75,110	10,814,338
Airlines — 1.7%
JetBlue Airways Corp. (a)	107,700	2,775,429
Southwest Airlines Co.	154,900	5,892,396
United Continental Holdings, Inc. (a)	97,600	5,177,680

		13,845,505
Auto Components — 2.6%
Goodyear Tire & Rubber Co.	279,180	8,188,349
Lear Corp.	124,990	13,596,412

		21,784,761
Banks — 18.8%
Bank of America Corp.	2,060,558	32,103,494
Citigroup, Inc.	590,026	29,271,190
JPMorgan Chase & Co.	653,585	39,849,077
SunTrust Banks, Inc.	401,200	15,341,888
U.S. Bancorp	653,185	26,787,117
Wells Fargo & Co.	269,375	13,832,406

		157,185,172
Beverages — 1.3%
Molson Coors Brewing Co., Class B	132,220	10,976,904
Biotechnology — 0.7%
Amgen, Inc.	43,300	5,989,256
Building Products — 0.5%
Owens Corning	104,700	4,387,977
Capital Markets — 2.2%
Goldman Sachs Group, Inc.	104,858	18,220,126
Chemicals — 0.9%
Dow Chemical Co.	175,380	7,436,112
Communications Equipment — 3.8%
Brocade Communications Systems, Inc.	660,341	6,854,339
Cisco Systems, Inc.	949,210	24,916,763

		31,771,102
Construction & Engineering — 0.9%
AECOM (a)	287,500	7,909,125
Consumer Finance — 1.8%
Discover Financial Services	161,400	8,391,186
SLM Corp. (a)	888,245	6,573,013

		14,964,199
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B (a)	43,960	5,732,384
Diversified Telecommunication Services — 0.2%
AT&T Inc.	65,100	2,120,958
Energy Equipment & Services — 2.5%
Atwood Oceanics, Inc.	300,410	4,449,072
Schlumberger Ltd.	211,200	14,566,464
Weatherford International PLC (a)	276,500	2,344,720

		21,360,256
Food & Staples Retailing — 2.1%
CVS Health Corp.	185,600	17,906,688
Food Products — 1.1%
Pilgrim’s Pride Corp.	94,270	1,958,931

Common Stocks	Shares	Value
Food Products (continued)
Tyson Foods, Inc., Class A	167,300	$7,210,630

		9,169,561
Health Care Providers & Services — 10.9%
Aetna, Inc.	182,320	19,947,631
Cigna Corp.	113,330	15,301,817
Humana, Inc.	74,890	13,405,310
Laboratory Corp. of America Holdings (a)	93,560	10,148,453
UnitedHealth Group, Inc.	157,980	18,327,260
Universal Health Services, Inc., Class B	111,868	13,962,245

		91,092,716
Hotels, Restaurants & Leisure — 2.3%
Carnival Corp.	381,657	18,968,353
Household Durables — 0.9%
DR Horton, Inc.	85,580	2,512,629
Lennar Corp., Class A	67,260	3,237,224
Toll Brothers, Inc. (a)	48,450	1,658,928

		7,408,781
Industrial Conglomerates — 2.1%
3M Co.	85,035	12,055,412
General Electric Co.	223,265	5,630,743

		17,686,155
Insurance — 5.5%
American International Group, Inc.	514,580	29,238,436
Chubb Corp.	34,990	4,291,523
Travelers Cos., Inc.	127,420	12,682,112

		46,212,071
IT Services — 2.7%
Amdocs Ltd.	132,968	7,563,220
DST Systems, Inc.	76,040	7,994,846
Total System Services, Inc.	156,176	7,095,076

		22,653,142
Machinery — 0.6%
Parker-Hannifin Corp.	50,650	4,928,245
Media — 2.2%
Comcast Corp., Class A	331,550	18,858,564
Multiline Retail — 0.3%
Macy’s, Inc.	46,530	2,387,920
Multi-Utilities — 1.2%
Public Service Enterprise Group, Inc.	243,840	10,280,294
Oil, Gas & Consumable Fuels — 6.3%
BP PLC — ADR	457,500	13,981,200
Exxon Mobil Corp.	245,065	18,220,583
PBF Energy, Inc., Class A	72,730	2,053,168
Suncor Energy, Inc.	534,400	14,279,168
Tesoro Corp.	39,827	3,872,777

		52,406,896
Paper & Forest Products — 0.8%
Domtar Corp.	197,920	7,075,640
Pharmaceuticals — 5.0%
Johnson & Johnson	67,500	6,301,125
Merck & Co., Inc.	192,680	9,516,465
Pfizer, Inc.	342,475	10,757,140
Teva Pharmaceutical Industries Ltd. — ADR	264,352	14,925,314

		41,500,044

See Notes to Financial Statements.

52	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Schedule of Investments (concluded)	Master Large Cap Value Portfolio

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 2.3%
Intel Corp.	362,930	$10,938,710
Micron Technology, Inc. (a)	381,340	5,712,473
NVIDIA Corp.	121,240	2,988,566

		19,639,749
Software — 2.6%
Activision Blizzard, Inc.	265,600	8,204,384
Microsoft Corp.	141,990	6,284,477
Oracle Corp.	193,590	6,992,471

		21,481,332
Specialty Retail — 2.1%
Lowe’s Cos., Inc.	249,870	17,221,040
Technology Hardware, Storage & Peripherals — 2.5%
EMC Corp.	242,910	5,868,706
Western Digital Corp.	191,320	15,198,461

		21,067,167
Tobacco — 1.2%
Altria Group, Inc.	177,944	9,680,154
Total Common Stocks — 96.7%		809,572,184

Investment Companies — 0.6%	Shares	Value
Utilities Select Sector SPDR Fund	107,300	$4,645,017
Total Long-Term Investments (Cost — $668,086,190) — 97.3%		814,217,201

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (b)(c)	20,813,175	20,813,175
Total Short-Term Securities (Cost — $20,813,175) — 2.5%		20,813,175
Total Investments (Cost — $688,899,365) — 99.8%		835,030,376
Other Assets Less Liabilities — 0.2%		2,034,992

Net Assets — 100.0%		$837,065,368

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2014	Net Activity	Shares/Beneficial Interest Held at September 30, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	15,209,518	5,603,657	20,813,175	$10,776		$1,522
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	$24,210	[1]	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Represents the current yield as of report date.

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[2]	$809,572,184	—	—	$809,572,184
Investment Companies	4,645,017	—	—	4,645,017
Short-Term Securities	20,813,175	—	—	20,813,175

Total	$835,030,376	—	—	$835,030,376

[2]	See above Schedule of Investments for values in each industry.

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	53

Statements of Assets and Liabilities	Master Large Cap Series LLC

September 30, 2015	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio

Assets
Investments at value — unaffiliated[1,2]	$2,120,426,347	$1,086,893,563	$814,217,201
Investments at value — affiliated[3]	29,818,476	17,546,334	20,813,175
Cash	1,705	—	—
Receivables:
Investments sold	15,538,574	—	5,315,510
Securities lending income — affiliated	—	42,613	—
Contributions from investors	871,514	960,465	508,146
Dividends — affiliated	2,735	804	1,283
Dividends — unaffiliated	2,457,247	1,246,985	999,337
From the Manager	—	—	878
Prepaid expenses	1,185	589	478

Total assets	2,169,117,783	1,106,691,353	841,856,008

Liabilities
Collateral on securities loaned at value	—	5,520,537	—
Payables:
Investments purchased	12,829,391	—	3,275,153
Directors’ fees	14,391	8,175	6,582
Investment advisory fees	849,667	458,953	346,785
Other accrued expenses	109,631	76,288	72,579
Other affiliates	18,771	9,427	7,569
Withdrawals to investors	1,964,771	1,393,682	1,081,972

Total liabilities	15,786,622	7,467,062	4,790,640

Net Assets	$2,153,331,161	$1,099,224,291	$837,065,368

Net Assets Consist of
Investors’ capital	$1,772,823,274	$855,302,694	$690,934,357
Net unrealized appreciation (depreciation)	380,507,887	243,921,597	146,131,011

Net Assets	$2,153,331,161	$1,099,224,291	$837,065,368

[1] Investments at cost — unaffiliated	$1,739,918,460	$842,971,966	$668,086,190
[2] Securities loaned at value	—	$5,617,817	—
[3] Investments at cost — affiliated	$29,818,476	$17,546,334	$20,813,175

See Notes to Financial Statements.

54	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Statements of Operations	Master Large Cap Series LLC

Year Ended September 30, 2015	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio

Investment Income
Dividends — affiliated	$38,083	$24,031	$10,776
Dividends — unaffiliated	37,952,854	16,864,338	17,684,710
Securities lending — affiliated — net	39,599	147,413	24,210
Foreign taxes withheld	(308,896)	(134,338)	(134,746)

Total income	37,721,640	16,901,444	17,584,950

Expenses
Investment advisory	11,187,116	6,137,544	4,726,352
Accounting services	411,128	245,532	201,054
Custodian	80,680	38,214	34,880
Professional	76,868	61,357	61,357
Directors	69,147	38,822	31,282
Miscellaneous	29,691	17,019	15,198
Printing	1,894	1,440	1,194

Total expenses	11,856,524	6,539,928	5,071,317
Less fees waived by the Manager	(45,584)	(37,522)	(13,886)

Total expenses after fees waived	11,810,940	6,502,406	5,057,431

Net investment income	25,910,700	10,399,038	12,527,519

Realized and Unrealized Gain (Loss)
Net realized gain from:
Capital gain distributions received from affiliated investment companies	6,359	5,416	1,522
Financial futures contracts	—	2,757,717	—
Investments	143,135,932	58,537,339	72,602,596

	143,142,291	61,300,472	72,604,118

Net change in unrealized appreciation (depreciation) on investments	(174,949,314)	(45,409,726)	(94,139,946)

Total realized and unrealized gain (loss)	(31,807,023)	15,890,746	(21,535,828)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,896,323)	$26,289,784	$(9,008,309)

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	55

Statements of Changes in Net Assets	Master Large Cap Series LLC

	Master Large Cap Core Portfolio		Master Large Cap Growth Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income	$25,910,700	$25,125,980	$10,399,038	$10,370,700
Net realized gain	143,142,291	363,322,933	61,300,472	136,172,533
Net change in unrealized appreciation (depreciation)	(174,949,314)	28,704,584	(45,409,726)	73,741,646

Net increase (decrease) in net assets resulting from operations	(5,896,323)	417,153,497	26,289,784	220,284,879

Capital Transactions
Proceeds from contributions	241,299,172	155,850,428	261,731,405	415,255,505
Value of withdrawals	(417,574,858)	(546,397,150)	(345,492,080)	(483,853,525)

Net decrease in net assets derived from capital transactions	(176,275,686)	(390,546,722)	(83,760,675)	(68,598,020)

Net Assets
Total increase (decrease) in net assets	(182,172,009)	26,606,775	(57,470,891)	151,686,859
Beginning of year	2,335,503,170	2,308,896,395	1,156,695,182	1,005,008,323

End of year	$2,153,331,161	$ 2,335,503,170	$1,099,224,291	$1,156,695,182

			Master Large Cap Value Portfolio
			Year Ended September 30,
Increase (Decrease) in Net Assets:			2015	2014

Operations
Net investment income			$12,527,519	$13,903,047
Net realized gain			72,604,118	133,498,817
Net change in unrealized appreciation (depreciation)			(94,139,946)	23,028,770

Net increase (decrease) in net assets resulting from operations			(9,008,309)	170,430,634

Capital Transactions
Proceeds from contributions			131,159,081	174,244,142
Value of withdrawals			(251,436,817)	(333,870,192)

Net decrease in net assets derived from capital transactions			(120,277,736)	(159,626,050)

Net Assets
Total increase (decrease) in net assets			(129,286,045)	10,804,584
Beginning of year			966,351,413	955,546,829

End of year			$837,065,368	$966,351,413

See Notes to Financial Statements.

56	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Financial Highlights	Master Large Cap Series LLC

	Master Large Cap Core Portfolio
	Year Ended September 30,
	2015	2014	2013	2012	2011

Total Return
Total return	(0.89)%	19.44%	20.39%	29.97%	(1.61)%

Ratios to Average Net Assets
Total expenses	0.50%	0.50%	0.50%	0.50%	0.49%

Total expenses after fees waived	0.50%	0.50%	0.50%	0.50%	0.49%

Net investment income	1.09%	1.08%	1.29%	1.67%	1.13%

Supplemental Data
Net assets, end of year (000)	$2,153,331	$2,335,503	$2,308,896	$2,318,851	$2,306,714

Portfolio turnover rate	41%	40%	50%	128%	129%

	Master Large Cap Growth Portfolio
	Year Ended September 30,
	2015	2014	2013	2012	2011

Total Return
Total return	1.70%	21.59%	15.76%	31.61%	0.72%

Ratios to Average Net Assets
Total expenses	0.53%	0.53%	0.54%	0.55%	0.54%

Total expenses after fees waived	0.53%	0.53%	0.54%	0.55%	0.54%

Net investment income	0.85%	0.90%	1.25%	1.61%	0.93%

Supplemental Data
Net assets, end of year (000)	$1,099,224	$1,156,695	$1,005,008	$913,632	$995,279

Portfolio turnover rate	41%	49%	54%	132%	169%

	Master Large Cap Value Portfolio
	Year Ended September 30,
	2015	2014	2013	2012	2011

Total Return
Total return	(1.63)%	18.35%	22.80%	25.26%	(4.34)%

Ratios to Average Net Assets
Total expenses	0.54%	0.54%	0.54%	0.54%	0.54%

Total expenses after fees waived	0.54%	0.54%	0.54%	0.54%	0.54%

Net investment income	1.33%	1.37%	1.58%	1.71%	1.28%

Supplemental Data
Net assets, end of year (000)	$837,065	$966,351	$955,547	$1,063,824	$1,331,102

Portfolio turnover rate	30%	32%	40%	147%	156%

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	57

Notes to Financial Statements	Master Large Cap Series LLC

1. Organization:

Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (collectively, the “Portfolios” or individually, a “Portfolio”) are each a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. Each Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Portfolios, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Portfolio enters into certain investments (e.g., financial futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of their future obligations under such investments or borrowings. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolio may be required to deliver/ deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Portfolios’ financial statement disclosures.

Indemnifications: In the normal course of business, a Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Each Portfolio has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Portfolios’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolios determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Portfolios for all financial instruments.

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Notes to Financial Statements (continued)	Master Large Cap Series LLC

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•

The Portfolios value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolios may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Portfolio’s own assumptions used in determining the fair value of instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Portfolio’s investments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: Each Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Portfolios collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at

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Notes to Financial Statements (continued)	Master Large Cap Series LLC

a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. During the term of the loan, each Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Portfolios’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Portfolios under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Portfolios can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of period end, the following table is a summary of Master Large Cap Growth Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Barclays Capital, Inc.	$1,067,750	$(1,050,000)	$17,750
BNP Paribas S.A.	1,075,609	(1,057,728)	17,881
Goldman Sachs & Co.	1,662,017	(1,630,497)	31,520
Morgan Stanley	1,812,441	(1,782,312)	30,129

Total	$5,617,817	$(5,520,537)	$97,280

[1]

Collateral with a value of $5,520,537 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

[2]

The market value of the loaned securities is determined as of September 30, 2015. Additional collateral is delivered to the Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolios benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and/or to manage economically their exposure to certain risks such as equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: Certain Portfolios invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Portfolios agree to receive from or

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Notes to Financial Statements (continued)	Master Large Cap Series LLC

pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Portfolios as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Portfolio.

With exchange-traded futures, there is less counterparty credit risk to the Portfolios since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolios.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Master LLC, on behalf of each Portfolio, entered into an Investment Advisory Agreement with the Manager, the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio. For such services, each Portfolio pays the Manager a monthly fee based on a percentage of each Portfolio’s average daily net assets at the following annual rates:

Master Large Cap Core Portfolio

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $1 Billion	0.50%
In excess of $1 Billion, but not exceeding $5 Billion	0.45%
In excess of $5 Billion	0.40%
Master Large Cap Growth Portfolio
Average Daily Net Assets	Investment Advisory Fee
Not exceeding $5 Billion	0.50%
In excess of $5 Billion	0.45%
Master Large Cap Value Portfolio
Average Daily Net Assets	Investment Advisory Fee
Not exceeding $3 Billion	0.50%
In excess of $3 Billion	0.45%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are shown as fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Portfolio’s investment in other affiliated investment companies, if any.

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Notes to Financial Statements (continued)	Master Large Cap Series LLC

For the year ended September 30, 2015, the Portfolios reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
$25,106	$12,608	$9,898

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolios, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolios are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolios.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2015, each Portfolio paid BIM the following amounts for securities lending agent services:

Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
$10,143	$34,586	$6,052

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Portfolios may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Master Large Cap Core Portfolio	$573,526	$12,220,775
Master Large Cap Growth Portfolio	$288,117	$8,853,705

7. Purchases and Sales:

For the year ended September 30, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
Purchases	$942,241,163	$479,561,763	$274,343,149
Sales	$1,110,836,528	$520,408,233	$388,497,367

8. Income Tax Information:

Each Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolios is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolios. Therefore, no federal income tax provision is required. It is intended that the Portfolios’ assets will be managed so an investor in the Portfolios can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

62	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Notes to Financial Statements (concluded)	Master Large Cap Series LLC

Management has analyzed tax laws and regulations and their application to the Portfolios as of September 30, 2015, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Portfolios’ financial statements.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
Tax cost	$1,773,767,004	$863,082,487	$701,441,303

Gross unrealized appreciation	$471,957,089	$278,045,718	$170,394,504
Gross unrealized depreciation	(95,479,270)	(36,688,308)	(36,805,431)

Net unrealized appreciation	$376,477,819	$241,357,410	$133,589,073

9. Bank Borrowings:

The Master LLC, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Portfolios may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Portfolios, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to April 23, 2015, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Portfolios, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2015, the Portfolios did not borrow under the credit agreement.

10. Principal Risks:

As of period end, Master Large Cap Core Portfolio and Master Large Cap Growth Portfolio invested a significant portion of their assets in securities in the information technology sector and Master Large Cap Value Portfolio invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sectors would have a greater impact on the Portfolios and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Portfolios.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm	Master Large Cap Series LLC

To the Board of Directors and Investors of Master Large Cap Series LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Master Large Cap Series LLC (the “Master LLC”), comprised of Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2015

64	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement

The Board of Directors of Master Large Cap Series LLC (the “Master LLC”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master LLC, on behalf of Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (each a “Master Portfolio,” and together, the “Master Portfolios”), each a series of the Master LLC, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master LLC’s investment advisor. Each of BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund and BlackRock Large Cap Value Retirement Portfolio (each, a “Fund,” and together, the “Funds”), each a series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Agreement with respect to the Master Portfolios. For simplicity: (a) the Board of Directors of the Master LLC and the Board of Directors of the Corporation are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Funds and the interest holders of the Master Portfolios are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Corporation, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolios and the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance relative to its peers, benchmark, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Funds for services, such as marketing and distribution, call center and fund accounting; (c) each Master Portfolio’s and /or Fund’s operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and each Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Master LLC’s and the Corporation’s compliance with its respective compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master LLC and/or the Corporation; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance

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Disclosure of Investment Advisory Agreement (continued)

accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and Fund, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, with respect to BlackRock Large Cap Growth Fund, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Master Portfolio and/or Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master LLC, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master LLC with respect to each Master Portfolio for a one-year term ending June 30, 2016. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master LLC considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolios and the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreement (continued)

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Master Portfolio and Fund. BlackRock and its affiliates provide the Master Portfolios and the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Funds by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Funds. In particular, BlackRock and its affiliates provide the Master Portfolios and the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolios and the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Fund, as applicable. The Board noted that each Fund’s investment results correspond directly to the investment results of the corresponding Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, with respect to BlackRock Large Cap Growth Fund, a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with the management of each Master Portfolio to discuss, the performance of the Master Portfolio and corresponding Fund, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, BlackRock Large Cap Growth Fund ranked in the first, second and second quartiles, respectively, against its Customized Lipper Peer Group. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund.

The Board noted that for the one-, three- and five-year periods reported, each of BlackRock Large Cap Core Fund and BlackRock Large Cap Value Retirement Portfolio ranked in the second, third and third quartiles, respectively, against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, BlackRock Large Cap Value Fund ranked in the second, third and fourth quartiles, respectively, against its Lipper Performance Universe.

The Board noted the improved performance of each of BlackRock Large Cap Core Fund, BlackRock Large Cap Value Fund and BlackRock Large Cap Value Retirement Portfolio during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the underperformance of these Funds during the three- and five-year periods. The Board was informed that, among other things, the primary detractor of performance for the three- and five-year periods was the bias of each of these Funds towards higher-beta, lower-cap securities during de-risking periods of market decline and higher volatility. Compounding this effect was the overweight bias of each of these Funds to momentum, which struggled greatly in the volatile risk-on/risk-off environment.

The Board and BlackRock discussed BlackRock’s strategy for improving the performance of Master Large Cap Core Portfolio/BlackRock Large Cap Core Fund and Master Large Cap Value Portfolio/BlackRock Large Cap Value Fund/BlackRock Large Cap Value Retirement Portfolio and BlackRock’s commitment to providing the resources necessary to assist the portfolio managers of these Master Portfolios in seeking to improve the performance of these Master Portfolios/Funds. The Board will continue to monitor the performance of each of these Master Portfolios/Funds.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Funds: The Board, including the Independent Board Members, reviewed each Master Portfolio’s/ Fund’s contractual management fee rate compared with the other funds in the Fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as each Master Portfolio’s/Fund’s actual management fee rate, to those of other funds in the Fund’s

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Disclosure of Investment Advisory Agreement (continued)

Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Funds. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Funds. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolios and the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the contractual management fee rate of Master Large Cap Value Portfolio/BlackRock Large Cap Value Retirement Portfolio ranked in the first quartile, and that the actual management fee rate and the total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets.

The Board noted that Master Large Cap Value Portfolio’s/BlackRock Large Cap Value Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and the Fund’s total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board determined that the Master Portfolio’s/Fund’s contractual management fee rate and actual management fee rate were appropriate in light of the median contractual management fee rate and actual management fee rate paid by the Fund’s Expense Peers. In addition, the Board noted that BlackRock had voluntarily agreed to waive a portion of the administration fee payable by the Fund. The waiver was implemented on June 1, 2012. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary administration fee waiver.

The Board noted that Master Large Cap Core Portfolio’s/BlackRock Large Cap Core Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and the Fund’s total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

The Board noted that Master Large Cap Growth Portfolio’s/BlackRock Large Cap Growth Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and the Fund’s total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board also noted that after discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets a class-by-class basis. This cap became effective on June 1, 2015.

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Disclosure of Investment Advisory Agreement (concluded)

The Board also noted that each Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolios and the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Portfolios. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master LLC, with respect to each Master Portfolio, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Officers and Directors

Name, Address[1], and Year of Birth	Position(s) Held with the Corporation/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Rodney D. Johnson 1941	Chair of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 160 Portfolios	None
David O. Beim 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 160 Portfolios	None
Collette Chilton 1958	Director	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 160 Portfolios	None
Frank J. Fabozzi 1948	Director	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	108 RICs consisting of 235 Portfolios	None
Dr. Matina S. Horner 1939	Director	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 160 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; President London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 160 Portfolios	None
Cynthia A. Montgomery 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 160 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 160 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 160 Portfolios	None
Toby Rosenblatt 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 160 Portfolios	None

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Officers and Directors (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Corporation/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
Mark Stalnecker 1951	Director	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 160 Portfolios	None
Kenneth L. Urish 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 160 Portfolios	None
Frederick W. Winter 1945	Director	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 160 Portfolios	None

[1]    The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served as a Director for the Corporation/Master LLC. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Corporation/Master LLC’s board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Directors[4]
Barbara G. Novick 1960	Director	Since 2015	Vice Chairman of BlackRock Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 235 Portfolios	None
John Perlowski 1964	Director, President, and Chief Executive Officer	Director (since 2015); President and Chief Executive Officer (since 2010)	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 333 Portfolios	None

[4]    Mr. Perlowski and Mrs. Novick are both “interested persons,” as defined in the 1940 Act, of the Corporation/Master LLC based on their positions with BlackRock and its affiliates. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is also a board member of the BlackRock Closed-End Complex. Interested Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The maximum age limitation may be waived as to any Director by action of a majority of the Director upon a finding of good cause therefor.

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Officers and Directors (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with the Corporation/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Corporation/Master LLC serve at the pleasure of the Board.

Further information about the Corporation/Master LLC’s Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective September 25, 2015, John Perlowski was appointed to serve as a Director of the Corporation/Master LLC.

Effective May 18, 2015, Ian McKinnon resigned as a Director of the Corporation/Master LLC.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (U.S.) Inc. Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Address of the Corporation 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 1002

72	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com

2)	Select “Access Your Account”

3)	Next, “eDelivery” in the “Related Resources” box and follow the sign-up instructions

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Portfolios’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’/Portfolios’ Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Portfolios voted proxies relating to securities held in the Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015	73

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAPSERIES-9/15-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. Each registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Large Cap Core Fund	$7,363	$7,363	$0	$0	$13,107	$12,850	$0	$0
BlackRock Large Cap Growth Fund	$7,363	$7,363	$0	$0	$13,107	$12,850	$0	$0
BlackRock Large Cap Value Fund	$7,363	$7,363	$0	$0	$13,107	$12,850	$0	$0
BlackRock Large Cap Value Retirement Portfolio	$7,363	$7,363	$0	$0	$13,107	$12,850	$0	$0
Master Large Cap Core Portfolio	$36,688	$36,688	$0	$0	$13,515	$13,250	$0	$0
Master Large Cap Growth Portfolio	$33,688	$33,688	$0	$0	$13,515	$13,250	$0	$0
Master Large Cap Value Portfolio	$33,688	$33,688	$0	$0	$13515	$13,250	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

2

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Advise\r and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Large Cap Core Fund	$13,107	$12,850
BlackRock Large Cap Growth Fund	$13,107	$12,850
BlackRock Large Cap Value Fund	$13,107	$12,850
BlackRock Large Cap Value Retirement Portfolio	$13,107	$12,850
Master Large Cap Core Portfolio	$13,515	$13,250
Master Large Cap Growth Portfolio	$13,515	$13,250
Master Large Cap Value Portfolio	$13,515	$13,250

3

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	– Audit Committee of Listed Registrants – Not Applicable

Item 6	– Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	– Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	– Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	– Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	– Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	– Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12	– Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 2, 2015

5